                                                                     EXHIBIT 4.3

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                     Among

         IBJ SCHRODER BANK & TRUST COMPANY, as the Disbursement Agent

               IBJ SCHRODER BANK & TRUST COMPANY, as the Trustee

      CRSS CONSTRUCTORS, INC., as the Independent Construction Consultant

         ISLE OF CAPRI BLACK HAWK L.L.C., as the Company and an Issuer

                                      and

             ISLE OF CAPRI BLACK HAWK CAPITAL CORP., as Co-Issuer

                                  dated as of

                                August 20, 1997

                               TABLE OF CONTENTS

                                                                                Page
1. Definitions.................................................................    2
     1.1 Defined Terms.........................................................    2
     1.2 Additional Defined Terms..............................................    6

2. Establishment of Accounts...................................................    6
     2.1 Appointment of Disbursement Agent.....................................    6
     2.2 Establishment of Accounts.............................................    6
     2.3 Pledge Agreement......................................................    7
     2.4 Investment of Funds in Accounts.......................................    7
     2.5 Agency................................................................    8
     2.6 Waiver of Setoff Rights...............................................    8

3. Disbursements from Accounts.................................................    8
     3.1 Conditions to Disbursement............................................    8
     3.2 Method of Disbursement................................................    8
     3.3 Disbursement of Compensation..........................................    8
     3.4 Transfer of Funds to the Trustee......................................    9

4. Agreements of the Company, the Independent Construction Consultant, the
   Disbursement Agent and the Trustee..........................................    9
     4.1 Disbursement Requests and Disbursements...............................    9
     4.2 Periodic Review of Isle-Black Hawk....................................   10
     4.3 Exercise of the Hotel Option..........................................   11
     4.4 Waiver of Rights......................................................   11
     4.5 Entity Change.........................................................   11

5. Interest Reserve............................................................   12
     5.1 Interest Disbursements................................................   12
     5.2 Interest Reserve Account Amounts......................................   12

6. Completion Reserve..........................................................   12
     6.1 Conditions Precedent to Completion Reserve Disbursements..............   12
     6.2 Disbursement to the Interest Reserve Account..........................   12

7. Construction Disbursement Account...........................................   12
     7.1 Conditions to Initial Disbursements...................................   12
     7.2 Conditions to Subsequent Disbursements................................   13
     7.3 Advance Disbursements.................................................   13
     7.4 Disbursements After Event of Default..................................   14
     7.5 Final Disbursement of Funds Following Operating Date..................   14

8. Amendments to Construction Disbursement Budget Amendment to Contracts.......   15
     8.1 Construction Disbursement Budget Amendment Process....................   15
     8.2 Contract Amendment Process............................................   15
     8.3 Project Cost Schedule and Cost Overruns...............................   16

9. Events of Default...........................................................   16

10. Disbursed Funds Accounts...................................................... 17
     10.1 Rights of the Company to Disbursed Funds Accounts....................... 17
     10.2 Right to Substitute Disbursed Funds Account............................. 17

11. Limitation of Liability....................................................... 18
     11.1 Disbursement Agent's Limitation of Liability............................ 18
     11.2 Independent Construction Consultant's Limitation of Liability........... 18

12. Indemnity and Insurance....................................................... 19
     12.1 Indemnity............................................................... 19
     12.2 Insurance............................................................... 19

13. Termination................................................................... 19

14. Substitution or Resignation................................................... 20

15. Account Statement............................................................. 20

16. Notice........................................................................ 21

17. Miscellaneous................................................................. 21
     17.1 Waiver.................................................................. 21
     17.2 Invalidity.............................................................. 21
     17.3 No Authority............................................................ 21
     17.4 Assignment.............................................................. 21
     17.5 Benefit................................................................. 21
     17.6 Time.................................................................... 21
     17.7 Choice of Law........................................................... 21
     17.8 Entire Agreement; Amendments............................................ 21
     17.9 Notices................................................................. 22
     17.10 Counterparts........................................................... 22
     17.11 Captions............................................................... 22
     17.12 Arbitration............................................................ 22

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

     THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT") is dated as of August 20, 1997, by and among IBJ SCHRODER BANK & TRUST COMPANY ("IBJ"), a New York banking corporation, as trustee (the "TRUSTEE") under the Indenture (as defined below), IBJ, as disbursement agent (the "DISBURSEMENT AGENT"), CRSS CONSTRUCTORS, INC., as independent construction consultant under the Indenture (the "INDEPENDENT CONSTRUCTION CONSULTANT"), ISLE OF CAPRI BLACK HAWK L.L.C., a Colorado limited liability company (the "COMPANY" or an "ISSUER"), and ISLE OF CAPRI BLACK HAWK CAPITAL CORP., a Colorado corporation ("CAPITAL CORP." or an "ISSUER," and, together with the Company, the "ISSUERS").

                                   RECITALS

     A.   NOTES.  The Issuers have issued Seventy-Five Million Dollars
          -----
($75,000,000) in aggregate principal amount of its First Mortgage Notes due 2004 (the "ORIGINAL NOTES" and, together with any new notes issued in exchange therefor, the "NOTES") concurrently herewith. The Notes have been issued pursuant to the provisions of an Indenture (as amended, supplemented or otherwise modified from time to time, the "INDENTURE") dated the date hereof, between the Issuers and the Trustee, on behalf of itself and the holders of the Notes. Proceeds from the issuance of Notes in the amount of Fifty Two Million Three Hundred Sixty One Thousand Five Hundred Seventy Dollars and eighty three cents ($52,361,570.83) (the "CONSTRUCTION PROCEEDS") will be deposited contemporaneously with the execution of this Agreement into account #ISLCAPCONDIS, held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is sometimes referred to herein as the "CONSTRUCTION DISBURSEMENT ACCOUNT"), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement. Proceeds
                                      ---------
from the issuance of Notes in the amount of Fourteen Million One Hundred Twenty Nine Thousand Six Hundred Fifty One Dollars and ninety four cents ($14,129,651.94) (the "INTEREST RESERVE PROCEEDS"), will be deposited contemporaneously with the execution of this Agreement into account #ISLCAPINTRES, held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is sometimes referred to herein as the "INTEREST RESERVE ACCOUNT"), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement. Proceeds from the
                               ---------
issuance of Notes in the amount of Five Million Dollars ($5,000,000.00) (the "COMPLETION RESERVE PROCEEDS," which together with the Construction Proceeds and the Interest Reserve Proceeds shall be referred to herein as the "PROCEEDS"), will be deposited contemporaneously with the execution of this Agreement into account #ISLCAPCOMRES, held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is sometimes referred to herein as the "COMPLETION RESERVE ACCOUNT"), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement.
                                                  ---------

     B.   COLLATERAL AND COLLATERAL ASSIGNMENT.  As security for its obligations
          ------------------------------------
under the Notes and the Indenture, the Issuers have granted security interests to the Trustee, on behalf of itself and the holders of Notes, in certain assets and has collaterally assigned certain contracts to the Trustee. As further security for its obligations under the Notes and the Indenture, the Issuers also have granted, and hereby grant, a security interest to the Trustee, on behalf of itself and the holders of the Notes, in all of its right, title and interest in the Construction Disbursement Account, the Completion Reserve Account, the Interest

Reserve Account, the Disbursed Funds Account (as defined herein), and any Proceeds or other amounts held in any such accounts.

     C.   PURPOSE.  The parties intend that portions of the Proceeds be used to
          -------
develop, design, construct, equip and operate the Isle-Black Hawk (as defined herein) and provide for working capital and operating funds for the Company.
The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed in order to permit the Company to develop, design, construct, equip and operate the Isle-Black Hawk, subject only to Permitted Liens (as defined herein), and to permit the Company to conduct its operations.

                                   AGREEMENT

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Definitions
     ------------

          1.1  Defined Terms.  In this Agreement, the terms defined in this
               -------------
Section 1 shall have the meanings herein specified, such definitions to be
---------
equally applicable to both the singular and plural forms of any of the terms defined:

          "ACCOUNTS" means the Interest Reserve Account, the Completion Reserve Account and the Construction Disbursement Account.

          "ADDITIONAL REVENUE" means revenue (including, without limitation, investment income (loss), less any losses or costs associated therewith, earned on amounts in the Construction Disbursement Account, the Completion Reserve Account and the Disbursed Funds Account, but not the Interest Reserve Account) generated by, or other funds of, the Company (other than from disposition of its assets), but only to the extent that such revenue is held by the Company, free and clear of any claims of any other parties whatsoever, other than claims of the Trustee and holders of the Notes; provided, however, that as of any date of measurement, Additional Revenue
     --------  -------
     also shall include investment income (loss), less any losses or costs associated therewith, which the Company reasonably determines will be earned on funds in the Construction Disbursement Account, the Completion Reserve Account and the Disbursed Funds Account through the date that the Isle-Black Hawk becomes Operating (or, if the Company exercises the Hotel Option, through the Hotel Substantial Completion Date, if later).

          "ADVANCE DISBURSEMENTS" means a disbursement from the Construction Disbursement Account to the Company in accordance with the Construction Disbursement Budget, notwithstanding the fact that not all certifications and lien releases have been obtained or other disbursement conditions have not been satisfied; provided that the aggregate amount of Advance
                         --------
     Disbursements outstanding at any time shall not exceed an amount greater than One Million Five Hundred Thousand Dollars ($1,500,000).

          "AVAILABLE FUNDS" means, at any given time, (a) the Proceeds deposited in the Construction Disbursement Account and the Completion Reserve Account, less disbursements made from the Construction Disbursement Account and the Completion Reserve Account, (b) so long as there is no Default or Event of Default, Additional Revenue, and (c) Realized Savings theretofore achieved and not previously reallocated in the Construction Disbursement Budget.

          "BORROWER'S CLOSING CERTIFICATION" means an Officers' Certificate in the form attached hereto as EXHIBIT B-1.
                                 ------------

          "CONSTRUCTION CONTRACT" means the Design/Build Agreement for the design and construction of the Isle-Black Hawk executed by the General Contractor and the Company, dated July 22, 1997.

          "CONSTRUCTION DISBURSEMENT BUDGET" means the Initial Construction Disbursement Budget, as the same may be amended from time to time pursuant to this Agreement.

          "CONSTRUCTION EXPENSES" means expenses incurred in connection with the construction of the Isle-Black Hawk, excluding, however, (a) any such Construction Expenses paid on or prior to the Issue Date, (b) any Debt Financing Costs, and (c) any Issuance Fees and Expenses.

          "CONSTRUCTION SCHEDULES" mean, collectively, schedules describing the sequencing of the components of work to be undertaken in connection with the Isle-Black Hawk, which schedules (as the same may be amended to the extent permitted herein) demonstrate that the Isle-Black Hawk will be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, will be completed prior to the Hotel Substantial Completion Date).

          "CONTRACT" means a contract pertaining to the design or construction of the Isle-Black Hawk, including, without limitation, any contract, license and performance and payment bond or guarantee, if any.

          "CONTRACTOR" means a contractor which is a party to a Contract.

          "DEBT FINANCING COSTS" means all principal, interest, Liquidated Damages, premium fees and other amounts payable or accrued from time to time under the Notes.

          "DEED OF TRUST" means the Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment of Rents, Leases and Leasehold Interests and Assignment of Leases and Rents executed by each of the Issuers to encumber their respective interests in the Property, if any, in favor of the Trustee, on behalf of itself and the holders of Notes.

          "DEFAULT" means any event, omission or failure of a condition that is, or with the passage of time or the giving of notice or both could be, an Event of Default herein.

          "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account maintained with a bank, savings and loan association, credit union, or like organization, including an account evidenced by a writing.

          "DISBURSED FUNDS ACCOUNT" means the Disbursed Funds Account, account number ISLCAPFDSDIS held at the IBJ Schroder Bank & Trust Company, in the name of the Company, or any substitute account selected in accordance with this Agreement, which account shall be funded from disbursements from the Construction Disbursement Account and shall be pledged as collateral to the Trustee, for the benefit of itself and the holders of the Notes, and from which the Company shall have general check writing authority.

          "DISBURSEMENT REQUEST" means any Initial Disbursement Request, Construction Disbursement Request, Completion Reserve Disbursement Request, Interest Disbursement Request, and any other request for disbursement from the Accounts made pursuant to this Agreement.

          "GENERAL CONTRACTOR" means Haselden Construction, Inc., and its successors identified by notice from the Company to the Disbursement Agent.

          "HARD COSTS" means the costs and expenses in respect of supplying goods, materials and labor for the construction of improvements relating to the Isle-Black Hawk or other amounts payable pursuant to the Construction Contract.

          "HOTEL OPTION" means an option the Company may exercise by March 1, 1998, to have a hotel added to the Isle-Black Hawk, pursuant to the terms of the Construction Contract.

          "HOTEL SUBSTANTIAL COMPLETION DATE" shall mean October 15, 1999.

          "INDEPENDENT CONSTRUCTION CONSULTANT" means CRSS Constructors, Inc., and its successors, or any substitute Independent Construction Consultant appointed by the Trustee in accordance with the terms of this Agreement.

          "INITIAL CONSTRUCTION DISBURSEMENT BUDGET" means, collectively, the itemized schedule setting forth on a line item basis all of the costs which the Company anticipates to expend from and after the Issue Date in connection with the development, construction, equipping and operating of the Isle-Black Hawk and the conduct of the business of the Company, attached as EXHIBIT 1 to the Borrower's Closing Certification, which costs
                 ---------
     in the aggregate, to the extent they are anticipated to be funded from the Accounts (other than the Interest Reserve Account) shall not exceed the Construction Proceeds.

          "INITIAL DISBURSEMENTS CERTIFICATE" means an Officers' Certificate from the Company in the form attached hereto as EXHIBIT A.
                                                     ---------

          "INTEREST PAYMENT DATE" means each of February 28, 1998, August 31, 1998 and February 28, 1999.

          "ISLE-BLACK HAWK" means the pending project to develop, construct, equip and operate the Isle of Capri Black Hawk Casino and related amenities, which are required to be Operating as of the Operating Deadline, and, in the event the Hotel Option is exercised, the Isle of Capri Black Hawk hotel and related amenities as contemplated by the Construction Contract.

          "ISSUANCE FEES AND EXPENSES" means fees and expenses incurred on or before the Issue Date by the Company or for which the Company is liable in connection with the offering of the Notes.

          "ISSUE DATE" means the date of the closing of the offering of the Notes.

          "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice President of such Person.

          "OFFICERS' CERTIFICATE" means a certificate signed by two officers of the Company on whose behalf or for whose benefit the certificate is being executed or delivered, in either case including one of the following officers of the Company: the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Executive Vice President, Vice President, Treasurer or Assistant Treasurer.

          "OPERATING DEADLINE" means June 15, 1999.

          "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "PLEDGE AGREEMENT" means each of the Pledge and Assignment Agreement, Blocked Account Agreement, and/or Control Letter Agreement, among any of the Disbursement Agent, the Trustee and the Issuers, relating to the Trustee's security interest in the Accounts and the Disbursed Funds Account and the proceeds thereof.

          "PROJECT COST SCHEDULE" means an itemized schedule in the form of
     Schedule 1 to a Disbursement Request, a form of which is attached hereto as
     ----------
     SCHEDULE 1 to EXHIBIT E.
     ----------    ---------

          "PROPERTY" means the real property located in Black Hawk, Colorado on which the Company will construct the Isle-Black Hawk.

          "REALIZED SAVINGS" means the excess of the amount budgeted in the Construction Disbursement Budget for a line item over the amount of funds expended or owed by the Company to complete the tasks set forth in such line item and for the materials and services used to complete such tasks, so long as the terms for such tasks are final and unconditional (other than the satisfactory completion of such tasks); provided, however, that
                                                 --------  -------
     Realized Savings for any line item shall be deemed to be (i) zero if such savings are obtained in a manner that materially detracts from the overall value, quality and amenities of the Isle-Black Hawk, and (ii) reduced to the extent previously reallocated in the Construction Disbursement Budget.

          "REMAINING COSTS" means, at any given time, the amount necessary to pay, through the time the Isle-Black Hawk is Operating (or, if the Company exercises the Hotel Option, the hotel is completed), all theretofore unpaid costs (including Retainage Amounts) to be incurred or payable in connection with the Isle-Black Hawk through the date on which the Isle-Black Hawk is Operating (or, if the Company exercises the Hotel Option, the date on which the hotel is completed).

          "RETAINAGE AMOUNTS" means at any given time amounts which have accrued and are owing under the terms of the Construction Contract for work or services already provided but which at such time (and in accordance with the terms of the Construction Contract) are being withheld from payment to the Contractor until certain subsequent events (e.g., completion benchmarks) have been achieved under the Construction Contract.

          "SOFT COSTS" means all costs and expenses (other than Hard Costs, but including Working Capital Expenses) set forth in the Construction Disbursement Budget, including, without limitation, pre-opening costs.

          "TITLE INSURER" means First American Title Insurance Company.

          "TITLE POLICY" means the lender's policy or policies of title insurance to be provided by the Title Insurer to the Trustee with respect to the Property, together with all endorsements thereto, in the form attached as EXHIBIT I.
                 ---------

          "WORKING CAPITAL EXPENSES" means operating expenses and other working capital requirements of the Company, as contemplated in and to the extent permitted by the Construction Budget.

          1.2  Additional Defined Terms. In addition, the terms listed below in
               ------------------------
the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below. All other capitalized terms not defined herein, but defined in the Indenture, shall have the meaning ascribed to them in the Indenture.

          Defined Term                                      Section
          ------------                                      -------
          AGREEMENT...................................    Introduction
          COMPANY.....................................    Introduction
          COMPLETION RESERVE ACCOUNT..................    A of Recitals
          COMPLETION RESERVE DISBURSEMENT REQUEST.....    4.1
          COMPLETION RESERVE PROCEEDS.................    A of Recitals
          CONSTRUCTION DISBURSEMENT ACCOUNT...........    A of Recitals
          CONSTRUCTION DISBURSEMENT REQUEST...........    4.1
          CONSTRUCTION PROCEEDS.......................    A of Recitals
          DISBURSEMENT AGENT..........................    Introduction
          EVENT OF DEFAULT............................    9
          FINAL DISBURSEMENT..........................    7.5
          INDENTURE...................................    A of Recitals
          INITIAL DISBURSEMENTS.......................    7.1
          INTEREST DISBURSEMENT REQUEST...............    4.1
          INTEREST RESERVE ACCOUNT....................    A of Recitals
          INTEREST RESERVE PROCEEDS...................    A of Recitals
          NOTES.......................................    A of Recitals
          ORIGINAL NOTES..............................    A of Recitals
          PROCEEDS....................................    A of Recitals
          TRUSTEE.....................................    Introduction

     2.   Establishment of Accounts.
          --------------------------

          2.1  Appointment of Disbursement Agent.  The Trustee and the Company
               ----------------------------------
hereby appoint the Disbursement Agent, and the Disbursement Agent hereby accepts appointment, as disbursement agent under the terms and conditions of this Agreement. The Disbursement Agent agrees to act in good faith at all times herein.

          2.2  Establishment of Accounts.  Concurrently with the execution and
               --------------------------
delivery hereof, the Disbursement Agent shall establish the Accounts at the Disbursement Agent and credit thereto, in accordance with the provisions of RECITAL A hereof, the Proceeds. All funds in the Accounts shall be held in
---------
trust and not commingled with any deposit or commercial bank account. The Disbursement Agent hereby waives any and all liens, claims, encumbrances and rights of set off which it may have in the Accounts, including all rights of offset, deductions and liens, whether statutory or otherwise afforded by law, agreement or otherwise set forth herein. All funds accepted by the Disbursement Agent pursuant to this Agreement shall be held in the appropriate Account for the benefit of the Company subject to the terms and conditions of this Agreement and any Pledge Agreement (including, without limitation, the rights of the Trustee hereunder and thereunder). The Disbursement Agent may, upon the request of the Company, establish sub-accounts for accounting purposes within the Accounts, it being understood and agreed that the creation of such sub-accounts shall in no way affect the pledge of the Trustee in the accounts hereunder.

          2.3  Pledge Agreement.  Pursuant to the Pledge Agreement, the Company
               -----------------
has granted to the Trustee, for the benefit of the holders of the Notes, a first priority security interest in the Accounts and all funds and assets from time to time deposited therein, and all products and proceeds thereof. The Disbursement Agent shall note in its records that all funds and other assets in the Accounts have been pledged to the Trustee and that the Disbursement Agent is holding such items as agent for the Trustee, as secured party. The Disbursement Agent shall maintain dominion and control over the Accounts and the funds and assets therein solely for the benefit of the Trustee, as secured party, and for no other parties or Persons; provided, however, that the Company shall be able to obtain
                    --------  -------
disbursements in accordance with the terms hereof. Accordingly, it is the intention of the parties that all such funds and assets shall not be within the bankruptcy "estate" (as such term is used in 11 U.S.C. (S) 541, as amended) of the Disbursement Agent. All such funds and all earnings accruing from time to time thereon shall be held in the applicable Account until disbursed or transferred in accordance with the terms hereof or until transferred to such other account as the Trustee and the Company may direct the Disbursement Agent to establish.

          2.4  Investment of Funds in Accounts.  All funds from time to time
               --------------------------------
credited to the Accounts shall be invested as follows:

                    2.4.1   Construction Disbursement Account and Completion
                            ------------------------------------------------
Reserve Account.  All funds contained in the Construction Disbursement Account
---------------
(other than those to be disbursed pursuant to the Initial Disbursement Request, which shall be so disbursed on the Issue Date) and the Completion Reserve Account shall be invested in Investment Grade Securities from time to time by written instructions by the Company delivered to the Disbursement Agent, pending disbursement of such funds pursuant to this Agreement; provided, however, that
                                                       --------  -------
the Disbursement Agent shall have concluded that such investments conform with the requirements of the Indenture and Pledge Agreement and that appropriate steps have been taken with respect to such investment so as to assure the continuing perfection of the Trustee's first priority security interest in such investment (it being agreed that Investment Grade Securities described in subparagraph (vi) of the definition of "Investment Grade Securities" in the Indenture shall mean securities purchased by the money market fund of the type described in the clauses (i) - (v) therein without regard to the maturities of such type of securities, so long as the money market fund referred to in clause
(vi) therein provides daily liquidity to its investors). For purposes of determining the steps to be taken in order to achieve and maintain such perfection, the Disbursement Agent shall have the right to require the delivery of, and to rely upon, an opinion of counsel to the Company or the Disbursement Agent (the expense of which shall be paid by the Company) specifying (A) that the counsel is familiar with the laws applicable to the perfection of security interests in said investments and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in such investments.

                    If no such instructions are received by the Disbursement Agent after request or after the occurrence of a Default or Event of Default, such funds shall be invested in Investment Grade Securities selected by the Disbursement Agent.

                    2.4.2   Interest Reserve Account.  All funds in the Interest
                            -------------------------
Reserve Account shall be invested only in Government Securities selected by the Company from time to time by written instructions delivered to the Disbursement Agent by the Company, pending disbursement of such funds pursuant to this Agreement; provided, however, that such investments
                                  --------  -------
conform with the requirement of the Indenture and the Pledge Agreement and that appropriate steps have been taken with respect to such investments so as to assure the continuing perfection of the Trustee's first priority security interest in such investment. For purposes of determining the steps to be taken in order to achieve and maintain such perfection, the Disbursement Agent shall have the right to require the delivery of, and to rely upon, an opinion of counsel to the Company or the Disbursement Agent (the expense of which shall be paid by the Company) specifying (A) that the counsel is familiar with the laws applicable to the perfection of security interests in said investments and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in such investments.

               If no such instructions are received by the Disbursement Agent after request or after the occurrence of a Default or Event of Default, such funds shall be invested in Government Securities selected by the Disbursement Agent.

          2.5  Agency.  The Disbursement Agent shall act solely as the Trustee's
               ------
agent in connection with its duties under this Agreement, notwithstanding any other provision contained herein, without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder; provided, however,
                                                            --------  -------
that the Disbursement Agent is authorized to make disbursements from the Accounts on behalf of the Trustee pursuant to the terms of this Agreement. The Company acknowledges and agrees that in no event shall the Trustee or the holders of the Notes be liable for, nor shall the obligations of the Company under the Indenture, the Notes or the other Collateral Documents be affected or diminished as a consequence of, any action or inaction of the Disbursement Agent with respect to the Accounts or any funds or other assets credited thereto or deposited herein.

          2.6  Waiver of Setoff Rights.  The Disbursement Agent hereby
               -----------------------
acknowledges the Trustee's security interest as set forth herein and waives any security interest or other lien in the Accounts or any funds or other assets credited thereto or deposited herein and further waives any right to set off said funds, assets or investments now or in the future against any indebtedness of the Company to the Disbursement Agent. The waivers set forth in this Section are of rights which may exist now or hereafter in favor of the Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Disbursement Agent in its capacity as agent for the Trustee. Nothing in this Section shall be construed as waiving, limiting or diminishing any rights of the Trustee vis-a-vis the Company.

     3.   Disbursements from Accounts.
          ----------------------------

          3.1  Conditions to Disbursement.  The Disbursement Agent shall
               ---------------------------
disburse funds from the Accounts only upon satisfaction of the applicable conditions to disbursement set forth herein.

          3.2  Method of Disbursement.  Upon satisfaction of the applicable
               -----------------------
conditions to disbursement set forth herein, the Disbursement Agent shall disburse funds from the applicable Account as specified in the applicable Disbursement Request.

          3.3  Disbursement of Compensation.
               -----------------------------

                    3.3.1   Disbursement Agent's Compensation.  As long as the
                            ---------------------------------
Trustee also serves as Disbursement Agent hereunder, the Disbursement Agent shall not, except as otherwise provided in Section 13, be entitled to an
                                           ----------
additional fee for its services hereunder, but shall be entitled to reimbursement for its reasonable expenses, including, without limitation, the reasonable fees and expenses of the Disbursement Agent's counsel. The Disbursement Agent shall receive such payments without the requirement of obtaining any further consent or action on the part of the Company with respect to the payment; provided, however, that, without limiting the foregoing, the Disbursement Agent shall provide written itemization of requested reimbursement of such fees and expenses within thirty (30) days of receiving a written request therefor from the Company. Disbursements for each calendar month shall be made on the first day of the subsequent calendar month. Until such time that the Company provides written notice to the Disbursement Agent and the Independent Construction Consultant, in accordance with the terms hereof, all amounts payable to the Disbursement Agent shall be deducted from the "Other Expenses and Working Capital" line item in the Construction Disbursement Budget.


                    3.3.2   Independent Construction Consultant's Compensation.
                            --------------------------------------------------
For each calendar month during the term of this Agreement, the Disbursement Agent shall disburse from the Construction Disbursement Account Three Thousand Two Hundred Seventy Dollars ($3,270.00) plus reasonable expenses, to the Independent Construction Consultant, as compensation for services to be performed under this Agreement, unless the Company or the Trustee has sent written notice to the Independent Construction Consultant that it is in default under this Agreement. Any such expenses shall be described in reasonable detail in an invoice provided no less than thirty (30) days prior to such disbursement. In addition, the Independent Construction Consultant may from time to time provide written notice to the Disbursement Agent as to the place to which such disbursement should be made. The Independent Construction Consultant shall receive such payments without the requirement of obtaining any further consent or action on the part of the Company or the Disbursement Agent with respect to the payment. Until such time that the Company provides written notice to the Disbursement Agent and the Independent Construction Consultant, in accordance with the terms hereof, all amounts payable to the Independent Construction Consultant shall be deducted from the "Other Expenses and Working Capital" line item in the Construction Disbursement Budget. Disbursements for each calendar month shall be made on the first day of the subsequent calendar month.

          3.4  Transfer of Funds to the Trustee.  Upon the receipt of written
               ---------------------------------
notice executed by the Trustee, which certifies that an Event of Default hereunder has occurred and is continuing and that the Trustee is entitled to the funds in the Accounts, the Disbursement Agent shall deliver to the Trustee all funds in the Accounts, other than amounts then permitted to be disbursed under clauses (i), (ii) and (iii) of SECTION 7.4 hereof.
                               -----------

     4.    Agreements of the Company, the Independent Construction Consultant,
          -------------------------------------------------------------------
the Disbursement Agent and the Trustee.  The Company, the Independent
---------------------------------------
Construction Consultant, the Disbursement Agent and the Trustee severally agree as follows:

          4.1  Disbursement Requests and Disbursements.
               ---------------------------------------

               (a) The Company shall concurrently with the execution and delivery of this Agreement submit or cause to be submitted the documents necessary for the Initial Disbursements to be made as of the date hereof.

               (b)  The Company or, as set forth in ARTICLE 5, the Trustee,
                                                    ---------
shall have the right to submit to the Disbursement Agent, with a copy to the Trustee, a request for the disbursement of funds from the Interest Reserve Account to pay the interest due on the Notes, each in the form of EXHIBIT C
                                                                  ---------
attached hereto (an "INTEREST DISBURSEMENT REQUEST").

               (c) The Company shall have the right from time to time during the course of this Agreement (but no more often than semi-monthly, unless otherwise permitted by the Disbursement

Agent), to submit to the Disbursement Agent, with a copy to Trustee and the Independent Construction Consultant, a request for the disbursement of funds from the Completion Reserve Account to the Construction Disbursement Account, each in the form of EXHIBIT D attached hereto (a "COMPLETION RESERVE
                    ---------
DISBURSEMENT REQUEST"), together with the exhibits attached thereto.

               (d) The Company shall have the right from time to time during the course of this Agreement (but no more often than semi-monthly (other than disbursements related to the Initial Disbursements Certificate), unless otherwise permitted by the Disbursement Agent), to submit to the Disbursement Agent, with a copy to the Trustee and the Independent Construction Consultant, a request for the disbursement of funds from the Construction Disbursement Account to the Disbursed Funds Account, in the form of EXHIBIT E-1 attached hereto (a
                                               -----------
"CONSTRUCTION DISBURSEMENT REQUEST"), or in the form of EXHIBIT E-2 attached
                                                        -----------
hereto (an "ADVANCE DISBURSEMENT REQUEST"), in each case together with the exhibits attached thereto.

               (e) The Disbursement Agent shall review each Disbursement Request submitted pursuant to SECTIONS 4.1(A) THROUGH (D) above to determine that they
                      ---------------------------
conform in form to the requirements of EXHIBITS A THROUGH E-2, respectively and
                                       ----------------------
that, to the best of the Disbursement Agent's actual knowledge, all other the conditions applicable to such Disbursement Request have been satisfied. Except as to the Initial Disbursement, which shall be made on the Issue Date, the Disbursement Agent shall notify the Company as soon as reasonably possible (and in any event within two (2) business days after the Disbursement Agent receives the required documents) if any Disbursement Request, or any portion thereof, is disapproved and the reason(s) therefor.

               (f) Provided that a Disbursement Request submitted pursuant to SECTIONS 4.1(A) THROUGH (B) above is not disapproved by the Disbursement Agent,
---------------------------
then, within two (2) business days following submission of such Disbursement Request, the Disbursement Agent shall disburse the funds requested in such Disbursement Request (other than those to be disbursed pursuant to the Initial Disbursement Request, which shall be disbursed on the Issue Date), or such portion thereof as is approved by the Disbursement Agent.

          4.2  Periodic Review of Isle-Black Hawk.
               -----------------------------------

               (a) The Disbursement Agent shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions disbursing construction funds. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times with representatives of the Company, the Independent Construction Consultant and such other employees, consultants or agents as the Disbursement Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times upon prior notice to review, to the extent it deems necessary or appropriate, all information (including Contracts) supporting the Disbursement Requests and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Isle-Black Hawk. The rights of the Disbursement Agent under this Section shall not be construed as an obligation, it being understood that the Disbursement Agent's duty is limited to act upon certificates and draw requests submitted by the Company and the Trustee hereunder.

               (b) The Independent Construction Consultant shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions disbursing disbursement control funds and reviewing construction progress. Commencing upon execution and delivery hereof, the Independent Construction Consultant shall have the right to meet periodically at reasonable times, however no less frequently than monthly, with representatives of the Company, the General Contractor and such other employees, consultants or agents as the Independent Construction Consultant shall reasonably request to be present for such meetings. The Independent Construction Consultant may perform such inspections of the Property then owned by the Company and the Isle-Black Hawk as it deems reasonably appropriate in the performance of its duties hereunder, however no less frequently than semi-monthly. In addition, the Independent Construction Consultant shall have the right at reasonable times upon prior notice to review, to the extent it deems necessary or appropriate, all information (including Contracts) supporting the amendments to the Construction Disbursement Budget, amendments to any Contracts, the Disbursement Requests and any certificates in support of any of the foregoing, to inspect materials stored on the Property then owned by the Company, to review the insurance required pursuant to the terms of the Indenture, and to examine the Plans and all shop drawings relating to the Isle-Black Hawk. The Independent Construction Consultant is authorized to contact any payee for purposes of confirming receipt of progress payments. The Independent Construction Consultant shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company, including, without limitation, bills of sale, statements, receipts, conditional and unconditional lien releases, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Isle-Black Hawk. From time to time, at the request of the Independent Construction Consultant, the Company shall make available to the Independent Construction Consultant a Isle-Black Hawk Cost Schedule and/or a Construction Schedule for the Isle-Black Hawk. The Company agrees to cooperate with the Independent Construction Consultant in assisting the Independent Construction Consultant to perform its duties hereunder and to take such further steps as the Independent Construction Consultant reasonably may request in order to facilitate the Independent Construction Consultant's performance of its obligations hereunder.

          4.3  Exercise of the Hotel Option.  In the event the Company exercises
               -----------------------------
the Hotel Option, the Company shall (i) simultaneously with sending notice pursuant to the Construction Contract, send to each of the parties hereto a copy of the notice to the General Contractor, informing the General Contractor of the Company's exercise of the Hotel Option, and (ii) immediately take all actions necessary to remain in compliance with the terms hereof.

          4.4  Waiver of Rights.  Capital Corp. hereby agrees and acknowleges
               ----------------
that it shall have no rights with respect to the proceeds from the issuance and sale of the Notes, the Accounts or the funds therein, the Isle-Black Hawk and the property on which the Isle-Black Hawk is located or to make Requests, direct investments, make any claims, propose any Contract or budget or other amendments, or otherwise take any action hereunder, or receive notice with respect to any of the foregoing or any other provision contained herein. Any such rights are hereby waived, and Capital Corp. hereby irrevocably appoints the Company as Capital Corp.'s attorney-in-fact to take any action otherwise required hereunder, which appointment is coupled with an interest, with full authority in the place and stead of Capital Corp. and in the name of Capital Corp. or otherwise, and the Company hereby irrevocably acepts.

          4.5  Entity Change.  In the event either Issuer engages in a Permitted
               -------------
C-Corp Conversion or any other change to its name, identity or corporate structure, the Issuers shall provide 45 days' advance written notice of such transaction and evidence reasonably satisfactory to the Trustee (which shall include title insurance and/or an opinion of counsel) regarding the maintenance of the perfection, priority and proof of security interest of the Trustee in the Note Collateral granted herein.

     5.   Interest Reserve.
          -----------------

          5.1  Interest Disbursements.  Ten (10) days prior to each Interest
               -----------------------
Payment Date, the Company shall deliver to the Disbursement Agent an Interest Disbursement Request describing the amount required to be paid and the Interest Payment Date upon which such payment is due and payable. On the Interest Payment Date, the Disbursement Agent shall liquidate Government Securities (to the extent required) held in the Interest Reserve Account, and disburse to the Trustee the amounts described in the Interest Disbursement Request as due and payable on that date; provided, however, that the Trustee may direct the
                      --------  -------
Disbursement Agent to liquidate the Government Securities (to the extent required), and disburse to the Trustee the amounts necessary to pay the amounts required to be paid on the Notes in the event that the Company fails to deliver the Interest Disbursement Request. In the event there are insufficient funds in the Interest Reserve Account to pay any amount due pursuant to an Interest Disbursement Request or direction so given by the Trustee, the Company shall, within three (3) Business Days of the applicable Interest Payment Date, deposit in cash into the Interest Reserve Account an amount equal to such deficiency; provided, however, that the Trustee shall direct the Disbursement Agent to
--------  -------
disburse an amount equal to such deficiency from the Completion Reserve Account to the Interest Reserve Account in the event such amounts are not received from the Company on a timely basis. The Company acknowledges that the Company's failure to provide notice or deposit funds referenced in this Section shall not in any way exonerate or diminish the Company's obligation to make all payments under the Notes as and when due.

          5.2  Interest Reserve Account Amounts.  Upon payment in full of all
               ---------------------------------
interest payments due on the Notes on the final Interest Payment Date, the Disbursement Agent shall transfer any excess amounts in the Interest Reserve Account to the Construction Disbursement Account with such amount being Additional Revenue.

     6.   Completion Reserve.
          -------------------

          6.1  Conditions Precedent to Completion Reserve Disbursements.  The
               ---------------------------------------------------------
Disbursement Agent shall disburse funds from the Completion Reserve Account to the Construction Disbursement Account in an amount equal to that specified on the applicable Completion Reserve Disbursement Request upon satisfaction of the following conditions:

          (a) The Completion Reserve Disbursement Request on its face has been completed as to the information required therein, and the required exhibits and attachments, if any, are attached; and

          (b) The Disbursement Agent shall not have received written notice from any parties hereto that a Default or Event of Default exists.

          6.2  Disbursement to the Interest Reserve Account.  Notwithstanding
               --------------------------------------------
the foregoing, disbursements may be made from the Completion Reserve Account pursuant to Sections 5.2, 7.4 and 7.5 hereof.
            -------------------------

     7.   Construction Disbursement Account.
          ----------------------------------

          7.1  Conditions to Initial Disbursements.  Upon satisfaction of the
               ------------------------------------
conditions described below in this Section, on the Issue Date the Disbursement Agent shall make the disbursements described in the Initial Disbursements Certificate in the form of EXHIBIT A (the "INITIAL DISBURSEMENTS"). The
                           ---------
conditions to the Initial Disbursements shall consist of the following:

               (a) The Disbursement Agent shall have received the Proceeds;

               (b) The Disbursement Agent shall have received the Initial Disbursements Certificate, Closing Certification from the Company in the form of EXHIBIT B-1 attached hereto, the Closing Certification from the Independent
-----------
Construction Consultant in the form of EXHIBIT B-2 attached hereto and the
                                       -----------
Closing Certification from the Trustee in the form of EXHIBIT B-4 attached
                                                      -----------
hereto, in each case, together with all exhibits thereto. Each such document on its face shall have been completed as to the information required therein, and the required exhibits and attachments, if any, shall be attached; and

               (c) The Disbursement Agent shall have received confirmation from the Trustee that it has received the Initial Disbursement Certificate, the Closing Certification from the Company in the form of EXHIBIT B-1 attached
                                                      -----------
hereto, the Closing Certification from the Independent Construction Consultant in the form of EXHIBIT B-2 attached hereto and the Closing Certification from
               -----------
the Disbursement Agent in the form of EXHIBIT B-3, in each case, together with
                                      -----------
all exhibits and attachments thereto.

          7.2  Conditions to Subsequent Disbursements.  Upon satisfaction of the
               ---------------------------------------
conditions described below in this Section, the Disbursement Agent shall make the disbursements described in the corresponding Construction Disbursement Request (provided that the conditions set forth in SECTION 7.1 above shall have
                                                   -----------
previously been satisfied), to the Disbursed Funds Account or otherwise as directed in such Construction Disbursement Request):

               (a) The Company shall have submitted to the Disbursement Agent, the Trustee, and the Independent Construction Consultant, a Construction Disbursement Request in the form set forth in EXHIBIT E-1 pertaining to the
                                              -----------
amounts requested for disbursement, together with a completed SCHEDULE 1 in the
                                                              ----------
form contemplated thereby and the certifications of the Independent Construction Consultant in the form of EXHIBIT 1 attached to the Construction Disbursement
                          ---------
Request, and in the event that the requested disbursement includes Hard Costs, the certifications of the General Contractor, in the form of EXHIBIT 2 attached
                                                             ---------
to the Construction Disbursement Request.

               (b) The Construction Disbursement Request on its face shall have been completed as to the information required therein, and the required exhibits and attachments, if any, shall be attached.

               (c) The Disbursement Agent shall not have received written notice from any party hereto that a Default or Event of Default exists.

               (d) The Company certifies that any amounts deposited into the Disbursed Funds Account pursuant to any previous Construction Disbursement Requests (other than Advance Disbursements permitted to be outstanding under this Agreement) shall have been paid to the respective parties identified on the
SCHEDULE 1 of each such previous Disbursement Request, except for such limited
----------
payments as the Independent Construction Consultant determines to have been withheld for good cause.

               (e) With respect to a Disbursement Request immediately following completion of any foundation for any building within the Isle-Black Hawk, the Disbursement Agent and the Independent Construction Consultant shall have received from the Title Insurer, on a building-by-building basis, its foundation endorsement insuring that such foundation is constructed wholly within the boundaries of the Property then owned in fee simple or leased by the Company, and does not encroach on any easement or violate any covenants, conditions or restrictions of record.

          7.3  Advance Disbursements.  The Company shall have the right from
               ----------------------
time to time (but no more frequently than once per calendar month, unless otherwise permitted by the Disbursement Agent) to deliver to the Disbursement Agent an Advance Disbursement Request in the form of EXHIBIT E-2,
                                                     -----------
together with the certification of the Independent Construction Consultant in the form of EXHIBIT 1 attached thereto, which Disbursement Request shall not be
            ---------
required to include or attach the supporting documentation required for all other Disbursement Requests; provided, however, that in the event a Default or
                             --------  -------
Event of Default subsequently exists (in addition to any other rights and remedies hereunder or permitted by law), the Company shall promptly take all action reasonably required to cause all supporting documentation with respect thereto that would otherwise be required for disbursement from the Construction Disbursement Account. The Disbursement Agent shall approve any Advance Disbursement Request, so long as (a) the Advance Disbursement Request on its face has been completed as to the information required therein and the Disbursement Agent shall not have received written notice by any party hereto that a Default or an Event of Default exists and is continuing.

          7.4  Disbursements After Event of Default.  In the event that the
               -------------------------------------
Disbursement Agent receives notice from any party hereto (which notice has not been revoked or cancelled by the Trustee), that a Default or Event of Default exists and is continuing the Disbursement Agent shall not approve any disbursement of funds for the Isle-Black Hawk from the Construction Disbursement Account or the Completion Reserve Account; provided, however, that with the
                                           --------  -------
consent of the Trustee, the following payments can be made at the discretion of the Trustee:

          (i)    if all other conditions in SECTION 7.2 (including those stated
                                            -----------
                 in SECTION 7.1 hereof) are met, funds from the Construction
                    -----------
                 Disbursement Account, as approved by the Independent Construction Consultant in writing for work completed or materials purchased on or prior to the date that such Default or Event of Default first occurred;

          (ii) payments not to exceed Two Million Dollars ($2,000,000) in the aggregate to prevent the condition of the Isle-Black Hawk from deteriorating or to preserve any work completed on the Isle-Black Hawk, certified to the Disbursement Agent and the Trustee in writing by the Independent Construction Consultant to be reasonably necessary or advisable; provided, however, that the
                                                    --------  -------
                 foregoing limitation may be increased or decreased by the Trustee by written notice to the Disbursement Agent; and

          (iii) if such condition continues for a period of three (3) consecutive months or more, at the written request of the Company, Retainage Amounts for work completed; provided that
                                                                --------
                 the Company and the Independent Construction Consultant certify to the Disbursement Agent and the Trustee in writing the amount required to be paid for such Retainage Amounts and that the conditions for paying such amounts (other than that the Isle-Black Hawk will be Operating or that the hotel will be completed) are met.

          7.5    Final Disbursement of Funds Following Operating Date.  If any
                 -----------------------------------------------------
funds remain in the Construction Disbursement Account and/or the Completion Reserve Account and (a) the Isle-Black Hawk is Operating and has been Operating for at least the preceding thirty (30) days uninterrupted (and, in the event the Company exercised the Hotel Option, the hotel was completed more than thirty
(30) days prior to the date hereof), subject only to Permitted Liens, (b) there is no ongoing construction in connection with the Isle-Black Hawk, including in connection with the hotel if the Company has exercised the Hotel Option, and
(c) there exists no Default or Event of Default, then the Company shall have the right to request that the Disbursement Agent disburse all remaining funds in the Construction Disbursement Account and the Completion Reserve Account. Upon receipt by the Disbursement Agent of (a) a written certification from the Company that (i) the Isle-Black Hawk is Operating and has been Operating for at least the preceding thirty (30) days uninterrupted (and, in the event the Company exercised the Hotel Option, the hotel was completed more than thirty
(30) days prior to the date hereof), subject only to Permitted Liens, (ii) there is no ongoing construction in connection with the Isle-Black Hawk or the hotel, if the Company exercised the Hotel Option, and (iii) the Disbursement Agent has not received written notice by any party hereto that a Default or Event of Default exists, and (b) a written certification from the Independent Construction Consultant concurring with the certifications set forth in subsection (a)(i) and (ii) hereof, then the Disbursement Agent shall disburse all remaining funds in the Construction Disbursement Account and the Completion Reserve Account, as directed by the Company (the "FINAL DISBURSEMENT"); provided, however, that the Disbursement Agent shall first disburse funds to the
--------  -------
Disbursed Funds Account in amounts certified in writing by the Independent Construction Consultant as sufficient to pay any then unpaid Retainage Amounts (which shall be applied accordingly), and no additional sums shall be distributed until the Disbursement Agent shall have received a certificate from the Independent Construction Consultant certifying that it has received unconditional lien waivers from all contractors, subcontractors, materialmen or suppliers relating to construction of the Isle-Black Hawk; provided, further,
                                                           --------  -------
that all funds disbursed to the Company pursuant to this Section shall be used by the Company as required pursuant to the Indenture.

     8.   Amendments to Construction Disbursement Budget, Amendments to
          -------------------------------------------------------------
          Contracts.
          ----------

          8.1  Construction Disbursement Budget Amendment Process.  The
               ---------------------------------------------------
Construction Disbursement Budget may be amended from time to time in the manner set forth herein. Subject to SECTION 8.2 below, the Company shall have the
                              -----------
right from time to time to amend the Construction Disbursement Budget to change the amounts allocated for specific line item components of the work required to complete the Isle-Black Hawk, including Soft Costs. Any such amendment shall be in writing and be submitted to the Disbursement Agent and the Independent Construction Consultant by an Officers' Certificate in the form of EXHIBIT F
                                                                   ---------
hereto, together with the Independent Construction Consultant's certification, as provided in EXHIBIT 1 to the Construction Disbursement Budget Amendment
               ---------
Certificate, and (if and to the extent such amendment relates to Hard Costs) the General Contractor's certification, as provided in EXHIBIT 2 to the Construction
                                                   ---------
Disbursement Budget Amendment Certificate. Upon receipt by the Disbursement Agent of an Officers' Certificate in the form of EXHIBIT F and the attachments,
                                                 ---------
all of which must be completed as to the information required therein, such amendment shall become effective hereunder and the Construction Disbursement Budget shall thereafter be as so amended.

          8.2  Contract Amendment Process.  The Company shall have the right
               ---------------------------
from time to time to amend any Contract to which it is a party to change the scope of the work and the Company's payment obligations thereunder. Any such amendment that (i) results in a cost increase in excess of Twenty-Five Thousand Dollars ($25,000) in a Contract to which the Company is party, the value of which is at least One Hundred Thousand Dollars ($100,000), (ii) results in a material lessening of the scope or quality of the work constituting the design or construction of the Isle-Black Hawk, the value of which is in excess of Twenty-Five Thousand Dollars ($25,000) in a Contract to which the Company is a party and the value of which is at least One Hundred Thousand Dollars ($100,000), or (iii) results in the likely addition of no less than one week of construction, shall be in writing and shall identify with particularity all changes being made. The Company shall deliver to the Disbursement Agent (a) an executed copy of the Contract amendment (the effectiveness of which will be subject only to satisfaction of the conditions in this Section); and (b) an Officers' Certificate in the form attached hereto as EXHIBIT G, together with
                                                     ---------
the Independent Construction Consultant's certification as provided in EXHIBIT 1
                                                                       ---------
to the Contract Amendment Certificate, and in the event that such Contract relates to Hard Costs, the General Contractor's certification as provided in

EXHIBIT 2 to the Contract Amendment Certificate, in each case, completed as to
---------
the information required
therein. The Contract Amendment shall be deemed approved upon receipt by the Company of the Disbursement Agent's acknowledgment of receipt of items required under this Section.

          8.3  Project Cost Schedule and Cost Overruns.
               ----------------------------------------

          (a) The Company covenants to promptly cure any cost overrun for any line item by (i) providing sufficient funds to cover in full such cost overrun from (A) previously unallocated Available Funds or other Additional Revenue as permitted in this Agreement (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of line items contained in the Construction Disbursement Budget) or
(B) if the conditions precedent to a disbursement from the Completion Reserve Account are satisfied, from funds in the Completion Reserve Account; and/or
(ii) effecting a Construction Disbursement Budget Amendment.

          (b) Each Project Cost Schedule shall set forth (i) the actual investment income (loss), less any losses or costs associated therewith, earned on the Construction Disbursement Account and the Completion Reserve Account through the date of such Project Cost Schedule, and (ii) so long as there is no Default or Event of Default, the additional amount of investment income which the Company reasonably anticipates will be earned in the Construction Disbursement Account and the Completion Reserve Account from such date through the earlier of the Operating Deadline (or, if the Company exercises the Hotel Option, the Hotel Substantial Completion Date) and the anticipated date on which the Isle-Black Hawk first will be Operating (or, if the Company exercises the Hotel Option, the anticipated date on which the Isle-Black Hawk will be completed). If at any time the Company submits a Project Cost Schedule pursuant to this Section and can no longer reasonably anticipate that the Additional Revenue earned (and anticipated to be earned as determined above) from investments of funds in the Construction Disbursement Account will equal the amount of such Additional Revenue anticipated as set forth in the Construction Disbursement Budget, then, so long as the Disbursement Agent has no actual knowledge that a Default or Event of Default exists and is continuing:

               (i) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is less than the total amount of such Additional Revenue anticipated as of the date of the last disbursement, then the Available Funds shall be deemed reduced by the amount of such deficiency and the Company (as a condition to the next Construction Disbursement Request) shall provide or allocate additional Available Funds or, if necessary disburse funds from the Completion Reserve Account (so long as the conditions precedent are satisfied), and/or otherwise amend the Construction Disbursement Budget if necessary so that the total costs to cause the Isle-Black Hawk to be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens, do not exceed the total Available Funds; or

               (ii) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is greater than the total amount of such Additional Revenue anticipated as of the date of the last disbursement, then the Available Funds shall be deemed increased by the amount of such excess.

     9.   Events of Default.  The occurrence of any of the following specified
          ------------------
events shall be an "EVENT OF DEFAULT" hereunder:

          9.1 Evidence of a default or an event of default under the Indenture (as such terms are defined therein).

          9.2 The Disbursement Agent, after appropriate consultation with the Company and the Independent Construction Consultant, is unable to approve a Disbursement Request or an amendment to the Construction Disbursement Budget due to the failure of the Company to satisfy the conditions precedent thereto set forth herein, including, without limitation, the condition precedent that the Independent Construction Consultant deliver the certificates required under this Agreement.

          9.3 The Independent Construction Consultant reports to the Disbursement Agent, the Trustee and the Company an exception to a prior disbursement relating to the Isle-Black Hawk in excess of $50,000 which is not remedied within ten (10) days.

          9.4 Any representation, warranty, certification or statement by the Company in this Agreement, or any certificate, request, budget or statement delivered pursuant to this Agreement, shall be untrue in any material respect on the date given or made and such untruthfulness continues for a period of five
(5) business days after notice hereof.

          9.5 Any time that the amount remaining in the Construction Disbursement Account and the Completion Reserve Account is less than the amount required in the Construction Disbursement Budget to cause the Isle-Black Hawk to become Operating on or before its Operating Deadline (without giving effect to the hotel, or, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date, if later), subject only to Permitted Liens, and such deficiency continues for a period of thirty (30) days.

          9.6 The Company shall have not complied with any other term set forth herein, and such breach shall not have been remedied in thirty (30) days.

          9.7 The failure of the Company to deliver any documents required by a Pledge Agreement and such failure continues for a period of five (5) days.

     10.  Disbursed Funds Accounts.
          -------------------------

          10.1. Rights of the Company to Disbursed Funds Accounts.  All amounts
                --------------------------------------------------
disbursed from the Construction Disbursement Account shall either be paid directly to a Person described in and pursuant to a Construction Disbursement Request or to the Disbursed Funds Account. The Disbursed Funds Account shall be maintained in the name of the Company and all funds deposited or held in such account shall belong to the Company, against which the Company may draw for permitted expenditures from time to time. All funds deposited and held in the Disbursed Funds Account shall, pending disbursement in accordance with this Agreement, be invested in cash or Government Securities as directed by the Company, except as otherwise provided in the Pledge Agreement. Pursuant to the Pledge Agreement, the Company has granted to the Trustee (for the benefit of itself and the holders of the Notes) a first priority security interest in its Disbursed Funds Account. Funds in the Disbursed Funds Account shall be disbursed solely in accordance with the terms and conditions of this Agreement and the Indenture. Further, the Company shall note in its records that all funds and other assets in the Disbursed Funds Account have been pledged to the Trustee.

          10.2  Right to Substitute Disbursed Funds Account.  The Company, from
                --------------------------------------------
time to time shall have the right to designate a substitute account to serve as the Disbursed Funds Account; provided that no such substitute account shall
                             --------
become the "Disbursed Funds Account" until (a) the depository financial institution at which the substitute account is located shall have acknowledged in a manner satisfactory to the Trustee that such institution has waived its right of set off in such account or any liens thereto, statutory or otherwise and will have entered into an agreement substantially similar to a Pledge Agreement, and (b) the Trustee shall have received notice of the location and account number of such new substitute account.

     11.  Limitation of Liability.
          ------------------------

          11.1  Disbursement Agent's Limitation of Liability.  The Disbursement
                --------------------------------------------
Agent's responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance of the Company, the Independent Construction Consultant, the General Contractor, or any contractor, subcontractor or provider of materials or services in connection with construction of the Isle-Black Hawk; (b) the Disbursement Agent shall have no responsibility to the Company, the Trustee or the holders of the Notes as a consequence of performance by the Disbursement Agent hereunder, except for any gross negligence or willful misconduct of the Disbursement Agent; (c) the Company shall remain solely responsible for all aspects of its business and conduct in connection with its Property and the Isle-Black Hawk, the accuracy of all applications for payment, and the proper application of all disbursements;
(d) the Disbursement Agent is not obligated to supervise, inspect or inform the Company, the Trustee or any third party of any aspect of the construction of the Isle-Black Hawk or any other matter referred to above; and (e) the Disbursement Agent owes no duty of care to the Company, to protect against, or to inform the Company of, any negligent, faulty, inadequate or defective design or construction of the Isle-Black Hawk. The Disbursement Agent shall have no duties or obligations hereunder, except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its negligence or willful misconduct.

          11.2  Independent Construction Consultant's Limitation of Liability.
                -------------------------------------------------------------
The Independent Construction Consultant's responsibility and liability under this Agreement shall be limited as follows: (a) the Independent Construction Consultant does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance of the Company, the Disbursement Agent, the General Contractor or any contractor, subcontractor or provider of materials or services in connection with construction of the Isle-Black Hawk, (b) except to the extent the Independent Construction Consultant has actual knowledge, the Independent Construction Consultant shall not be responsible for, and shall not be obligated to make any specific inquiry with respect to, matters pertaining to: Historical Architecture Review, Gaming Authorities, Gaming Licenses, Liens against the Isle Black Hawk (except in connection with the responsibilities of the Independent Construction Consultant set forth herein), and whether the Isle Black Hawk is in a condition to receive customers in the ordinary course of business; (c) in connection with a request for disbursement to pay Soft Costs, the Independent Construction Consultant shall only be responsible for certifying that there is adequate availability in the applicable line item under the Construction Disbursement Budget with respect such Soft Cost Disbursement Request and the other certifications contained in the Certificate of Independent Construction Consultant for Disbursement Request for Construction Expenses, substantially as set forth in Exhibit 1 to Exhibit E-1 attached hereto, and (d) the Company shall
             ------------------------
remain solely responsible for all aspects of its business and conduct in connection with its Property and the Isle-Black Hawk, the accuracy of all applications for payment, and the proper application of all disbursements. The Independent Construction Consultant shall have no duties or obligations hereunder, except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its negligence or willful misconduct. The Independent Construction Consultant shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received form the Company, and the General Contractor. Anything in this Agreement to the contrary notwithstanding, in no event shall the Independent Construction Consultant be liable to any party heretofore any form of special, indirect or consequential damages, including, without limitation, damages for economic loss (such as business interruption or loss of profits, however, the same may be caused).

     12.  Indemnity and Insurance.
          ------------------------

          12.1. Indemnity.  The Company indemnifies, protects, holds harmless
                ----------
and agrees to defend each of the Independent Construction Consultant and the Disbursement Agent and each of their respective officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the performance by the Independent Construction Consultant or the Disbursement Agent, as applicable, under this Agreement, except to the extent that such liability, expense or claim is attributable to the negligence or willful misconduct of the Independent Construction Consultant or the Disbursement Agent, as applicable.

          12.2. Insurance.   The Disbursement Agent, at its sole cost and
                ---------
expense, shall purchase and maintain throughout the term of this Agreement, the following insurance policies:

                12.2.1. Comprehensive general liability insurance, with minimum limits of Two Million Dollars ($2,000,000) combined single limit per occurrence, covering all bodily injury and property damage arising out of its operation under this Agreement.

                12.2.2. Workers' compensation insurance covering all of its employees and volunteers.

Said policies shall provide for thirty (30) days' prior written notice to the Trustee and the Company of cancellation or material change. If any of such insurance is written on a claims made form, following termination of this Agreement, coverage shall survive for the maximum reporting period available at each anniversary date of such insurance, or not less than five (5) years, whichever is greater. The limits of coverage required under subparagraph (a) above shall not in any way limit the liability of the Company hereunder.

     13.  Termination.  This Agreement shall terminate automatically thirty (30)
          ------------
days following such time as all amounts in the Accounts have been distributed pursuant to and in accordance with the terms hereof and the Isle-Black Hawk is Operating (and, in the event the Company exercised the Hotel Option, the hotel is completed), subject only to Permitted Liens; provided, however, that (a) the
                                                --------  -------
obligations of the Company under SECTION 12 of this Agreement shall survive
                                 ----------
termination of this Agreement and (b) if, following an Event of Loss, there exist Net Loss Proceeds that (in accordance with the Indenture) are deliverable to the Trustee and are eligible for distribution to the Company for rebuilding, repair, replacement, or construction, then, the Company, the Disbursement Agent and the Independent Construction Consultant shall execute and deliver to the Trustee such documentation as the Trustee reasonably deems appropriate in order to cause (i) the Trustee to possess a first priority perfected security interest in said funds, and (ii) the Disbursement Agent and the Independent Construction Contractor to administer the disbursement of said funds for such rebuilding, repair, replacement or construction pursuant to disbursement control procedures substantially akin to those set forth herein. In the event that the Net Loss Proceeds are so distributed, the Disbursement Agent shall be paid a sum not to exceed $1,000.00 per month until all such funds are disbursed.

     14.  Substitution or Resignation.
          ----------------------------

               14.2.1 The Trustee shall have the right, upon the expiration of thirty (30) days following delivery of written notice of substitution to Disbursement Agent, the Independent Construction Consultant, and the Company, to cause the Disbursement Agent to be relieved of its duties hereunder and to select a substitute disbursement agent to serve hereunder. The Disbursement Agent may resign at any time upon thirty (30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by the Disbursement Agent of an instrument of acceptance executed by a successor disbursement agent and consented to by the other parties hereto. Upon selection of such substitute disbursement agent, the Trustee, the Company (so long as there is no Default or Event of Default) and the substitute disbursement agent shall enter into an agreement substantially identical to this Agreement and, thereafter, the Disbursement Agent shall be relieved of its duties and obligations to perform hereunder, except that the Disbursement Agent shall transfer to the substitute disbursement agent upon request therefor originals of all books, records, and other documents in the Disbursement Agent's possession relating to this Agreement. The Independent Construction Consultant acknowledge and agree that the Trustee and the Company (so long as there is no Default or Event of Default) shall have the right to change the party acting as the "Disbursement Agent" pursuant to this Agreement, and the Trustee and the Company agrees to provide written notice to the Independent Construction Consultant of any such change.

               14.2.2 The Trustee shall have the right, upon the expiration of thirty (30) days following delivery of written notice of substitution to the Disbursement Agent, the Independent Construction Consultant, and the Trustee, to cause the Independent Construction Consultant to be relieved of its duties hereunder and to select a substitute independent construction consultant to serve hereunder. The Independent Construction Consultant may resign at any time upon thirty (30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by the Independent Construction Consultant of an instrument of acceptance executed by a successor independent construction consultant and consented to by the other parties hereto. Upon selection of such substitute independent construction consultant, the Trustee, the Disbursement Agent and the substitute independent construction consultant shall enter into a side letter wherein the substitute independent construction consultant agrees to perform the duties of the independent construction consultant pursuant to the terms hereof and for the benefit of the Trustee and the holders of the Notes and, thereafter, the Independent Construction Consultant shall be relieved of its duties and obligations to perform hereunder, except that the Independent Construction Consultant shall transfer to the substitute independent construction consultant upon request therefor originals of all books, records, and other documents in the Independent Construction Consultant's possession relating to this Agreement. The substitute independent construction consultant selected by the Trustee shall be recognized nationally or in Colorado as an expert in connection with the oversight of construction practices and construction disbursement procedures for construction projects of similar size and scope. The Disbursement Agent and the Company acknowledge and agree that the Trustee shall have the right to change the party acting as the "Independent Construction Consultant" pursuant to this Agreement, and the Trustee agrees to provide written notice to the Disbursement Agent and the Company of any such change.

     15   Account Statement.  Upon the request of the Trustee, the Company or
          ------------------
the Independent Construction Consultant, the Disbursement Agent shall deliver to the Company, the Independent Construction Consultant and Trustee a statement prepared by the Disbursement Agent in a form satisfactory to the Independent Construction Consultant, the Trustee and the Company, setting forth with reasonable particularity the balance of funds then in the Interest Reserve Account, the Completion Reserve Account, the Construction Disbursement Account, and/or the Disbursed Funds Accounts and the manner in which such funds are invested; provided, however, that the Disbursement Agent shall not be
              --------  -------
required to provide such statements more often than weekly.

     16   Notice.  The parties hereto irrevocably instruct the Disbursement
          -------
Agent that on the first date upon which the balance in any of the Completion Reserve Account and/or the Construction Disbursement Account is reduced to zero, the Disbursement Agent shall deliver to the Trustee, the Independent Construction Consultant, and the Company a notice that the balance in such account(s) has been reduced to zero (0).

     17   Miscellaneous.
          --------------

          17.1   Waiver.  Any party hereto may specifically waive any breach of
                 -------
this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          17.2   Invalidity. If, for any reason whatsoever, anyone or more of
                 -----------
the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

          17.3   No Authority. Neither the Disbursement Agent nor the
                 -------------
Independent Construction Consultant shall have any authority to, and neither shall, make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

          17.4   Assignment.  This Agreement is personal to the parties hereto,
                 -----------
and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          17.5   Benefit.  The parties hereto, the holders from time to time of
                 --------
the Notes, and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

          17.6   Time.  Time is of the essence of each provision of this
                 -----
Agreement.

          17.7   Choice of Law. The existence, validity, construction, operation
                 --------------
and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the substantive laws of the State of New York, without giving effect to its conflicts of law principles.

          17.8   Entire Agreement; Amendments. This Agreement contains the
                 ----------------------------
entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

          17.9   Notices.  All notices and other communications required or
                 --------
permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either; (a) on the day of hand delivery; (b) on the date of confirmation of receipt of electronic facsimile transmission; or (c) on the third day after sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

                 To the Disbursement Agent or the Trustee:
                     IBJ Schroder Bank & Trust Company
                     One State Street
                     New York, New York 10004
                     Telecopier No.: (212) 858-2952

                 To the Issuers:
                     Isle of Capri Black Hawk L.L.C.
                     Isle of Capri Black Hawk Capital Corp.
                     c/o Casino America, Inc., Manager
                     711 Washington Loop
                     Biloxi, Mississippi 39530
                     Telecopier No.: (601) 435-5998

                 To the Independent Construction Consultant:
                     CRSS Constructors, Inc.
                     1670 Broadway, Suite 3200
                     Denver, Colorado 80202
                     Telecopier No.: (303) 860-6994

or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others.

          17.10  Counterparts.  This Agreement may be executed in one or more
                 -------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          17.11  Captions.  Captions in this Agreement are for convenience only
                 ---------
and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          17.12  Arbitration. (a) Any disagreement with respect to the release
                 ------------
of funds from the Completion Reserve Account or, the Construction Disbursement Account or, any related disagreement with respect to the construction, meaning or effect of this Agreement, arising out of this Agreement or concerning the rights or obligations of the parties hereunder shall be submitted to arbitration, one arbitrator to be chosen by the Company, one by the Trustee, and a third to be chosen by the first two arbitrators before they enter into arbitration. The arbitrators shall be impartial and shall be active or retired persons with experience in construction, development and /or construction lending.

                 (b) In the event that either party should fail to choose an arbitrator within fifteen (15) days following a written request by the other party to enter into arbitration, the requesting party may choose two arbitrators who shall, in turn, choose the third arbitrator. If the first two arbitrators have not chosen a third arbitrator at the end of fifteen (15) days following the last day of the selection of the first two arbitrators, each of the first two arbitrators shall name three candidates, of whom the other arbitrator shall eliminate two, and the determination of the third arbitrator shall be made from the remaining two candidates by drawing lots. Each party shall present its case to the arbitrators within fifteen (15) days following the date of the appointment of the third arbitrator. The decision of a majority of the three arbitrators shall be final and binding upon both parties. Judgment may be entered upon the arbitration award in any court having jurisdiction. Any such arbitration shall take place in New York, unless some other location is mutually agreed upon by the parties. The arbitrators shall resolve any dispute arising hereunder in a manner consistent with the intent of the parties as expressed in this Agreement. The arbitrators shall not award any punitive, consequential or exemplary damages or any amount in excess of the amount to be released from the relevant Account.

          (c) The parties shall use their best efforts to resolve the dispute as soon as practicable and to comply, if available, with the fast track procedures specified in the American Arbitration Association's Construction Industry Arbitration Rules. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

          (d) Notwithstanding any provisions contained herein to the contrary, the provisions contained in this Section shall not prohibit the Trustee from exercising any of its rights or remedies set forth in the Indenture, the Notes or the other Collateral Documents.

     IN WITNESS WHEREOF, the parties have executed and delivered this Cash Collateral and Disbursement Agreement as of the day first above written.

DISBURSEMENT AGENT:           IBJ SCHRODER BANK & TRUST COMPANY,
                              a New York banking corporation

                              By: William T. Lynch
                                 -----------------------------------
                                 Name: William .T. Lynch
                                      ------------------------------
                                 Title: Vice President
                                        ----------------------------

TRUSTEE:                      IBJ SCHRODER BANK & TRUST COMPANY,
                              a New York banking corporation


                              By: William T. Lynch
                                  ----------------------------------
                                  Name: William .T. Lynch
                                       -----------------------------
                                  Title: Vice President
                                        ----------------------------

INDEPENDENT CONSTRUCTION
CONSULTANT:                   CRSS CONSTRUCTORS, INC.,
                              a______________________

                              By: __________________________________
                                  Name: ____________________________
                                  Title: ___________________________

COMPANY:                      ISLE OF CAPRI BLACK HAWK L.L.C.,
                              a Colorado limited liability company


                              By: Allan B. Solomon
                                  ----------------------------------
                                  Name: Allan B. Solomon
                                       -----------------------------
                                  Title: Secretary
                                        ----------------------------
CO-ISSUER:                    ISLE OF CAPRI BLACK HAWK CAPITAL CORP.,
                              a Colorado corporation


                              By: Allan B. Solomon
                                  ----------------------------------
                                  Name: Allan B. Solomon
                                        ----------------------------
                                  Title: Secretary
                                         ---------------------------

     IN WITNESS WHEREOF, the parties have executed and delivered this Cash Collateral and Disbursement Agreement as of the day first above written.


DISBURSEMENT AGENT:           IBJ SCHRODER BANK & TRUST COMPANY,
                              a New York banking corporation

                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________


TRUSTEE:                      IBJ SCHRODER BANK & TRUST COMPANY,
                              a New York banking corporation


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________


INDEPENDENT CONSTRUCTION
CONSULTANT:                   CRSS CONSTRUCTORS, INC.,
                              a Deleware Corporation
                                -------------------------

                              By: Warren M. Dean
                                  --------------------------------
                                  Name: Warren M. Dean
                                        --------------------------
                                  Title: Chief Execute Office
                                         -------------------------

COMPANY:                      ISLE OF CAPRI BLACK HAWK L.L.C.,
                              a Colorado limited liability company


                              By:_________________________________
                                 Name: ___________________________
                                 Title: __________________________

CO-ISSUER:                    ISLE OF CAPRI BLACK HAWK CAPITAL CORP.,
                              a Colorado corporation


                              By:_________________________________
                                 Name:____________________________
                                 Title:___________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT A

                   FORM OF INITIAL DISBURSEMENTS CERTIFICATE
                   -----------------------------------------

                                August 20, 1997

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

IBJ Schroder Bank & Trust Company,
 as Trustee
One State Street
New York, NY  10004

CRSS Constructors, Inc.
 as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO 80202

     Re: Isle of Capri Black Hawk L.L.C., a Colorado limited liability company Cash Collateral and Disbursement Agreement
          Initial Disbursements
          ---------------------

Ladies and Gentlemen:

     This Initial Disbursements Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August __, 1997 (the "DISBURSEMENT AGREEMENT"), by and among IBJ Schroder Bank & Trust Company, as Disbursement Agent, IBJ Schroder Bank & Trust Company, as Trustee, CRSS Constructors, Inc., as Independent Construction Consultant, Isle of Capri Black Hawk L.L.C., a Colorado limited liability company, as an issuer (the "COMPANY"), and Isle of Capri Black Hawk Capital Corp., as a co-issuer. Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement.

     The Company hereby irrevocably instructs the Disbursement Agent to disburse funds from the Construction Disbursement Account to the parties and for the amounts set forth on SCHEDULE A attached hereto.
                     ----------


                                 ISLE OF CAPRI BLACK HAWK L.L.C.,
                                 a Colorado limited liability company



                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________


                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                  SCHEDULE A

                             INITIAL DISBURSEMENTS
                             ---------------------

[To be provided.]

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                  EXHIBIT B-1

                   FORM OF BORROWER'S CLOSING CERTIFICATION
                   ----------------------------------------

                                August __, 1997

IBJ Schroder Trust & Banking Corporation,
 as Trustee
One State Street
New York, NY  10004

IBJ Schroder Trust & Banking Corporation,
 as Disbursement Agent
One State Street
New York, NY  10004

CRSS Constructors, Inc.
 as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO 80202

     Re: Isle of Capri Black Hawk L.L.C., a Colorado limited liability company Cash Collateral and Disbursement Agreement
          Borrower's Closing Certification
          --------------------------------

Ladies and Gentlemen:

     This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among IBJ Schroder Bank & Trust Company, as Disbursement Agent, IBJ Schroder Bank & Trust Company, as Trustee, CRSS Constructors, Inc., as Independent Construction Consultant, Isle of Capri Black Hawk L.L.C., a Colorado limited liability company, as an issuer (the "COMPANY"), and Isle of Capri Black Hawk Capital Corp., as a co-issuer. Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement.

     The Company hereby certifies to each of you as follows:

     1. As of the date hereof, there is no reason to believe that the date on which the Isle-Black Hawk will become Operating will not occur on or prior to the Operating Deadline.

     2.   The Initial Construction Disbursement Budget attached hereto as
Exhibit 1 constitutes the Construction Disbursement Budget presently in effect
---------
for the Isle-Black Hawk.

     3. The Initial Construction Disbursement Budget accurately and completely sets forth (i) the anticipated Construction Expenses through the date that the Isle-Black Hawk is Operating, and (ii) the various components of the Isle-Black Hawk identified thereon as line items and the respective anticipated line item amounts.

     4.   As of the date hereof, there are sufficient Available Funds to pay for
(i) the anticipated costs described in paragraph 3 above in accordance with the Disbursement Agreement, and (ii) any other expenses that the Company believes will need to be incurred in order to cause the Isle-Black Hawk to be Operating on or before its Operating Deadline (after giving effect to the Initial Disbursements and excluding interest to be paid on each of the Interest Payment Dates).

     5. Immediately prior and upon giving effect to the Initial Disbursement, there is no and will not be any Event of Default, or any event, omission or failure of a condition which would constitute an Event of Default after notice or lapse of time or both.

     6.   Attached hereto as Exhibit 2 is (i) a list of all contractors,
                             ---------
subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the Isle-Black Hawk to date, and that will receive payment pursuant to the Initial Disbursement Certificate, and (ii) lien releases (unconditional if such contractors, subcontractors, suppliers and materialmen have been paid to date and conditional if such contractors, subcontractors, suppliers and materialmen have not been paid to date) from such contractors, subcontractors, suppliers and materialmen.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial Disbursements.


ISLE OF CAPRI BLACK HAWK L.L.C.,
a Colorado limited liability company


By:____________________________________
Name:__________________________________
Title:_________________________________



By:____________________________________
Name:__________________________________
Title:_________________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                           EXHIBIT 1 TO EXHIBIT B-1

         INITIAL CONSTRUCTION DISBURSEMENT BUDGET FOR ISLE-BLACK HAWK
         ------------------------------------------------------------

                       CONSTRUCTION DISBURSEMENT BUDGET


                                 SEE ATTACHED

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                           EXHIBIT 2 TO EXHIBIT B-1

                     MECHANIC'S LIENS FOR ISLE-BLACK HAWK
                     ------------------------------------


Haselden Construction, Inc.
Parkhill-Ivins Architects

Lien releases are attached.

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                  EXHIBIT B-2

          INDEPENDENT CONSTRUCTION CONSULTANT'S CLOSING CERTIFICATION
          -----------------------------------------------------------

                                August 20, 1997

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
IBJ Schroder Bank & Trust Company,
 as Trustee
One State Street
New York, NY  10004
Attn:  Corporate Trust Administration

     Re: Isle of Capri Black Hawk L.L.C., a Colorado limited liability company Cash Collateral and Disbursement Agreement
          Independent Construction Consultant's Closing Certification
          ------------------------------------------------------------

Ladies and Gentlemen:

     This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among IBJ Schroder Bank & Trust Company, as Disbursement Agent, IBJ Schroder Bank & Trust Company, as Trustee, CRSS Constructors, Inc., as Independent Construction Consultant, Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), and Isle of Capri Black Hawk Capital Corp. Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement.

     The Independent Construction Consultant hereby certifies to you as follows as contemplated by the Disbursement Agreement:

     1. The Independent Construction Consultant has received certified copies of all Plans and Contracts applicable to the construction of the Isle-Black Hawk and described on SCHEDULE A hereto and, in the Independent Construction
                 ----------
Consultant's professional opinion, such Plans and Contracts will permit the Isle-Black Hawk to be substantially completed in all material respects in accordance therewith and all applicable building and other laws, ordinances and regulations, prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens.

     2. The Construction Disbursement Budget accurately sets forth the anticipated costs of constructing the Isle-Black Hawk, so that the Isle-Black Hawk is substantially completed in all material respects in accordance therewith and all applicable building and other laws, ordinances and regulations, prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to reply on the foregoing in authorizing and making the Initial Disbursements.

CRSS CONSTRUCTORS, INC.
  as Independent Construction Consultant


By:____________________________
Name:__________________________
Title:_________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                           SCHEDULE A TO EXHIBIT B-2

                          LIST OF PLANS AND CONTRACTS
                          ---------------------------



                                 See Attached

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                  EXHIBIT B-3

              FORM OF DISBURSEMENT AGENT'S CLOSING CERTIFICATION
              --------------------------------------------------

                                August 20, 1997


IBJ Schroder Bank & Trust Company,
 as Trustee
One State Street
New York, NY  10004
Attn:  Corporate Trust Administration

     Re: Isle of Capri Black Hawk L.L.C., a Colorado limited liability company Cash Collateral and Disbursement Agreement
          Disbursement Agent's Closing Certification
          ------------------------------------------

Ladies and Gentlemen:

     This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among IBJ Schroder Bank & Trust Company, as Disbursement Agent, IBJ Schroder Bank & Trust Company, as Trustee, CRSS Constructors, Inc., as Independent Construction Consultant, Isle of Capri Black Hawk L.L.C., a Colorado limited liability company, (the "COMPANY"), and Isle of Capri Black Hawk Capital Corp. Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement.

     The Disbursement Agent hereby certifies to you as follows as contemplated by the Disbursement Agreement:

     1. The Accounts have been established as contemplated by the Disbursement Agreement.

     2. The Disbursement Agent has reviewed (a) an executed Initial Disbursements Certificate from the Company in the form attached to the Disbursement Agreement as EXHIBIT A, (b) an executed Closing Certificate from
                          ---------
the Company in the form attached to the Disbursement Agreement as EXHIBIT B-1,
                                                                  -----------
(c) an executed Closing Certificate from the Independent Construction Consultant in the form attached to the Disbursement Agreement as EXHIBIT B-2, and (d) an
                                                      -----------
executed Closing Certificate from the Trustee in the form attached to the Disbursement Agreement as EXHIBIT B-4, in each case, with any exhibits attached.
                          -----------

     The foregoing representations, warranties and certifications are true, complete and correct and you are entitled to rely on the foregoing in connection with the Initial Disbursements.

IBJ SCHRODER BANK & TRUST COMPANY,
  as Disbursement Agent


By:_______________________________
Name:_____________________________
Title:____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                  EXHIBIT B-4

                    FORM OF TRUSTEE'S CLOSING CERTIFICATION
                    ---------------------------------------

                                August 20, 1997

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004


     Re: Isle of Capri Black Hawk L.L.C., a Colorado limited liability company Cash Collateral and Disbursement Agreement
          Trustee's Closing Certification
          -------------------------------

Ladies and Gentlemen:

     This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), by and among IBJ Schroder Bank & Trust Company, as Disbursement Agent, IBJ Schroder Bank & Trust, as Trustee, CRSS Constructors, Inc.., as Independent Construction Consultant, Isle of Capri Black Hawk L.L.C., a Colorado limited liability company, as an issuer (the "COMPANY"), and Isle of Capri Black Hawk Capital Corp., a Colorado corporation Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement.

     The Trustee hereby certifies to you as follows as contemplated by the above-referenced Disbursement Agreement:

     1. The Trustee has received (a) an executed Initial Disbursements Certificate from the Company in the form attached to the Disbursement Agreement as EXHIBIT A, (b) an executed Closing Certification from the Company in the form
   ---------
attached to the Disbursement Agreement as EXHIBIT B-1, and (c) an executed
                                          -----------
Closing Certification from the Disbursement Agent in the form attached to the Disbursement Agreement as EXHIBIT B-3, in each case, with all exhibits and
                          -----------
attachments attached.

     2. The Trustee has received from the Title Insurer the Title Policy, or a pro forma of the Title Policy with a letter agreement from the Title Insurer agreeing to issue title in the form of such pro forma.

     The foregoing representations, warranties and certifications are true, complete and correct and you are entitled to rely on the foregoing in connection with the Initial Disbursements.

IBJ SCHRODER BANK & TRUST COMPANY,
as Trustee



By:___________________________
Name:_________________________
Title:________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT C

                     FORM OF INTEREST DISBURSEMENT REQUEST
                     -------------------------------------


IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

IBJ Schroder Bank & Trust Company,
 as Trustee
One State Street
New York, NY  10004

     Re: Isle of Capri Black Hawk L.L.C., a Colorado limited liability company Cash Collateral and Disbursement Agreement
          Interest Disbursement Request
          -----------------------------

                              Date:  [Draw Date]
                                      ---------

Ladies and Gentlemen:

     This Interest Disbursement Request is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), among IBJ Schroder Bank & Trust Company, as Disbursement Agent, IBJ Schroder Bank & Trust Company, as Trustee, CRSS Constructors, Inc., as Independent Construction Consultant, Isle of Capri Black Hawk L.L.C., a Colorado limited liability company, (the "COMPANY"), and Isle of Capri Black Hawk Capital Corp. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

     Pursuant to SECTIONS 4.1 AND 5.1 of the Disbursement Agreement, you are
                 --------------------
hereby directed to liquidate Government Securities (to the extent required) in the Interest Reserve Account and pay to the Trustee on _____________ (the "INTEREST PAYMENT DATE") $_____________ of funds from the Interest Reserve Account. The undersigned hereby certifies that payments in an amount equal to such sums will be due and payable on the Notes on the Interest Payment Date.

          Please confirm the transfer described above by returning a notice of confirmation to the undersigned at the address set forth above.

ISLE OF CAPRI BLACK HAWK L.L.C.,
a Colorado limited liability company


By:_______________________________
Name:_____________________________
Title:____________________________


By:_______________________________
Name:_____________________________
Title:____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT D

        FORM OF COMPLETION RESERVE DISBURSEMENT REQUEST AND CERTIFICATE
        ---------------------------------------------------------------

                                    [Date]


IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

     Re: Completion Reserve Disbursement Request No. _____________ under Cash Collateral and Disbursement Agreement
          Amount Requested:  $
          --------------------

Ladies and Gentlemen:

          Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), hereby submits this Completion Reserve Disbursement Request and Certificate (this "REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

          The Company hereby requests that you, in your capacity under the Disbursement Agreement, disburse $___________________ (the "DISBURSEMENT") from the Completion Reserve Account to the Construction Disbursement Account, so that the Company may use the funds disbursed to complete and operate the Isle-Black Hawk.

          In connection with the requested Disbursement, the Company represents, warrants and certifies as follows:

          1. The funds disbursed pursuant to this requested Disbursement will not be used in violation of the terms of the Indenture, the Disbursement Agreement or the other Collateral Documents.

          2. The funds disbursed pursuant to this Request shall be used, upon disbursement from the Construction Disbursement Account, solely for the completion of construction of the Isle-Black Hawk and such funds are reasonably necessary to permit completion of construction of the Isle-Black Hawk in accordance with the Final Plans.

          3. The following circumstances resulted in the cost to complete the Isle-Black Hawk to exceed the Initial Construction Disbursement Budget and, if the Initial Construction Disbursement Budget has previously been amended, the Construction Disbursement Budget:

          __________________________________________________________________
          __________________________________________________________________

          4. The circumstances described in the preceding paragraph were not reasonably anticipated by the Company in preparing the Initial Construction Disbursement Budget and, if the Initial Construction Disbursement Budget has been amended, in preparing the latest amendment to the Construction Disbursement Budget, for the following reasons:

          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________

          5. After giving effect to the above requested Disbursement, the funds in the Construction Disbursement Account are sufficient to pay for the anticipated costs to complete the Isle-Black Hawk in accordance with the Construction Disbursement Budget, as amended pursuant to the attached Construction Disbursement Budget Certificate, prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), and the Company does not believe that any other expenses will need to be incurred by the Company in order to cause the Isle-Black Hawk to be Operating on or prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, the Isle-Black Hawk will be completed prior to the Hotel Substantial Completion Date), subject only to Permitted Liens.

          6. The Company believes that the Isle-Black Hawk will be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and if the Company exercises the Hotel Option, the Isle-Black Hawk will be completed prior to the Hotel Substantial Completion Date).

          7. Immediately prior and upon giving effect to the above requested Disbursement, there is no Default or Event of Default.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in making the Disbursement.

          Attached to this Disbursement Request is (i) a certificate from the Independent Construction Consultant, (ii) a certificate from the General Contractor, and (iii) a Construction Disbursement Budget Amendment Certificate.

ISLE OF CAPRI BLACK HAWK L.L.C.,
a Colorado limited liability company


By:_______________________________
Name:_____________________________
Title:____________________________

By:_______________________________
Name:_____________________________
Title:____________________________

Received and Reviewed:
----------------------

CASINO AMERICA, INC.


By:_______________________________
Name:_____________________________
Title:____________________________


CRSS CONSTRUCTORS, INC., as
the Independent Construction Consultant


By:_______________________________
Name:_____________________________
Title:____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 TO EXHIBIT D

          FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
          ----------------------------------------------------------
                    COMPLETION RESERVE DISBURSEMENT REQUEST
                    ---------------------------------------

                                    [Date]


IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

     Re: Completion Reserve Disbursement Request No. ___________________ Under the Cash Collateral and Disbursement Agreement of Isle of Capri Black
                   ------------------------------------------------------------
          Hawk L.L.C.
          ----------

Ladies and Gentlemen:

          The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

          1. The Independent Construction Consultant has reviewed the above-referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), is a party. Capitalized terms used herein and not otherwise defined shall have the same meanings as those set forth in the Disbursement Agreement.

          2. [FOR DISBURSEMENTS OTHER THAN THE FINAL DISBURSEMENT:] The Independent Construction Consultant represents, warrants and certifies that (a) the funds requested under the Completion Reserve Disbursement Request are reasonably necessary to permit completion of construction of the Isle-Black Hawk in accordance with the Final Plans, (b) after giving effect to the requested Disbursement, the funds in the Construction Disbursement Account are sufficient to pay for the anticipated costs to complete the Isle-Black Hawk in accordance with the Construction Disbursement Budget, as amended to date, prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), and the Independent Construction Consultant is not aware at this time of any other expenses that the Company will need to incur in order to cause the Isle-Black Hawk to be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, to cause the Isle-Black Hawk to be completed prior to the Hotel Substantial Completion Date), subject only to Permitted Liens,
(c) nothing has come to the attention of the Independent Construction Consultant that would cause it to believe the Isle-Black Hawk will not be operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, that the Isle-Black Hawk will not be completed prior to the Hotel Substantial Completion Date) and
(d) the Independent Construction Consultant has no actual knowledge of (i) any Default or Event of Default that exists or which may occur as a result of this requested disbursement, or (ii) any material errors, inaccuracies, misstatements or omissions of fact in the Completion Disbursement Request or any exhibit or attachment thereto.

          3. Pursuant to its duties under the Disbursement Agreement, the Independent Constructor Consultant has inspected the Isle-Black Hawk within the previous four weeks of the date of this certificate.

          4. [FOR THE FINAL DISBURSEMENT:] The Isle-Black Hawk is complete in accordance with the Final Plans, and (ii) there are no material errors, inaccuracies, misstatements or omissions of fact in the Completion Disbursement Request or any exhibit or attachment thereto. The Isle-Black Hawk has been Operating for at least the previous thirty (30) days and, in the event the Company exercised the Hotel Option, the hotel was completed more than thirty
(30) days prior to the date hereof, in either event, (to our knowledge), subject only to Permitted Liens. To our actual knowledge, (i) immediately prior to and after giving effect to this requested disbursement, there is no and will not be any Defaults or Events of Default, and (ii) there are no material errors, inaccuracies, misstatements or omissions of fact in the Completion Disbursement Request or any exhibit or attachment thereto. There is no ongoing construction in connection with the Isle-Black Hawk, including, in connection with the hotel if the Company exercised the Hotel Option.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

CRSS CONSTRUCTORS, INC., as
Independent Construction Consultant

By:_______________________________
Name:_____________________________
Title:____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 TO EXHIBIT D

                   FORM OF CERTIFICATE OF GENERAL CONTRACTOR
                   -----------------------------------------
                    COMPLETION RESERVE DISBURSEMENT REQUEST
                    ---------------------------------------

                                    [Date]


IBJ Schroder Bank & Trust Company, as
 Disbursement Agent
One State Street
New York, NY  10004

CRSS Constructors, Inc., as
 Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO  80202

     Re: Completion Reserve Disbursement Request No. ___________________ Under the Cash Collateral and Disbursement Agreement of Isle of Capri Black
                   ------------------------------------------------------------
          Hawk L.L.C.
          -----------

Ladies and Gentlemen:

          The undersigned (the "GENERAL CONTRACTOR") hereby certifies as follows:

          1. The General Contractor has reviewed the above referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of August __, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), is a party, to the extent necessary to understand the defined terms contained herein and in the Completion Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement

          2. The General Contractor hereby represents, warrants and certifies that (a) the funds requested under the Completion Reserve Disbursement Request are reasonably necessary to permit completion of construction of the Isle-Black Hawk in accordance with the Final Plans, and (b) after giving effect to the requested Disbursement, the funds in the Construction Disbursement Account are sufficient to pay for the anticipated costs to complete the Isle-Black Hawk in accordance with the Construction Disbursement Budget, as amended to date, and the General Contractor is not aware at this time of any other expenses that the Company will need to incur in order to cause the Isle-Black Hawk to be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens.

          The foregoing representations, warranties and certifications are true, complete and correct and the Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.


W.S. HASELDEN CONSTRUCTION INC.,
 as General Contractor

By:_______________________________
Name:_____________________________
Title:____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                  EXHIBIT E-1

           FORM OF CONSTRUCTION DISBURSEMENT REQUEST AND CERTIFICATE
           ---------------------------------------------------------


                                    [Date]



IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

IBJ Schroder Bank & Trust Company,
 as Trustee
One State Street
New York, NY  10004

CRSS Constructors, Inc.,
 as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO  80202

     Re: Construction Disbursement Request No. ____________ under Cash Collateral and Disbursement Agreement
          Amount Requested:  $
          --------------------

Ladies and Gentlemen:

     Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), hereby submits this Construction Disbursement Request and Certificate (the "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August __, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which each of you are a party.__Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

     The Company hereby requests the Disbursement Agent, and requests the Independent Construction Consultant to authorize the Disbursement Agent, to make a disbursement of $______________ for Hard Costs and $____________ for Soft Costs (collectively, the "DISBURSEMENT") from the Construction Disbursement Account to the Disbursed Funds Account, so that the Company may distribute checks or issue wire transfers drawn on the Disbursed Funds Account to the parties identified on SCHEDULE 1 attached hereto and in the respective amounts
                      ----------
listed for such parties on SCHEDULE 1 (the "PROJECT COST SCHEDULE").
                           ----------

     In connection with the requested Disbursement, the Company represents, warrants and certifies as follows:

     [1.] [FOR HARD COST DISBURSEMENTS ONLY:] SCHEDULE 1 accurately lists each
                                              ----------
party for whom payment is requested and, for each line item and for each party to whom payment is requested with respect to such line item, the following:
(i) the name of the payee to be paid; (ii) the current payment requested;
(iii) the increase or decrease in accrued but unpaid Retainage Amount, if any, for such payee since the last Disbursement Request (after giving effect to the payment contemplated by the Disbursement Request); (iv) the total amount contemplated to be payable to such payee under the terms of its applicable Contract through completion of all work and delivery of all materials contemplated by the Contract (i.e., the total contract amount); (v) the total payments made to such payee under its applicable Contract as of the Issue Date;
(vi) the total payments made to such payee since the Issue Date (after giving effect to the payment contemplated by this Disbursement Request); (vii) the sum of all payments made to such payee (after giving effect to the payment contemplated by this Disbursement Request) (i.e., the sum of (v) and (vi) above); (viii) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such Contract (after giving effect to the payment contemplated by the Disbursement Request); and (ix) the percentage of the work actually completed, or the materials actually delivered, under the Contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by the Contract through completion), or, if payment is to be made based on invoice, confirmation that a copy of the applicable invoice is attached, and a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, SCHEDULE
                                                                       --------
1 also includes each party to whom payment was made from such Advance
-
Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment. The information set forth in SCHEDULE
                                                                       --------
1 is true, correct and complete.
-

     [1.] [FOR SOFT COST DISBURSEMENTS ONLY:] SCHEDULE 1 accurately lists each
                                              ----------
party and/or purpose for which payment is requested and, for each line item and for each party and/or purpose for which payment is requested with respect to such line item, the following: (i) the name of the payee to be paid or if it is for Working Capital Expenses, and, (ii) the current payment requested, and
(iii) a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, SCHEDULE 1 also includes each party to whom payment
                            ----------
was made from such Advance Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment. The information set forth in SCHEDULE 1 is true, correct and complete.
                         ----------

     [2.] [FOR HARD COST DISBURSEMENTS ONLY:] The Company has delivered or caused to be delivered to the Independent Construction Consultant (a) true and complete invoices that have been tendered for all Hard Costs for which Disbursement is requested, (b) duly executed conditional lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services relating to the Isle-Black Hawk (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all Disbursements identified on this Disbursement Request, and (c) duly executed acknowledgments of payment and unconditional (except as to Retainage Amounts) lien releases, in form and substance satisfactory to the Independent Construction Consultant, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as Independent Construction Consultant determines to have been reasonably withheld).

     [3.] The Construction Disbursement Budget presently in effect for the Isle-Black Hawk is dated _________________ and includes all amendments through Construction Disbursement Budget Amendment

No. ____. Said Construction Disbursement Budget accurately sets forth the anticipated costs to complete the Isle-Black Hawk construction through the date that the Isle-Black Hawk is Operating (without giving effect to the hotel, and, in the event the Company has exercised the Hotel Option, the Hotel Substantial Completion Date), subject only to Permitted Liens. The total payments by the Company with respect to each line item component described in the Construction Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested disbursements shall not exceed the amount budgeted on the Construction Budget for such line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, there is no reason to believe that the estimated cost to complete such work or payment will exceed the difference between: (i) the amount budgeted for such line item on the Construction Budget; and (ii) the sum of (A) the total payments theretofore disbursed from the Disbursed Funds Accounts with respect to such line item and (B) any Retainage Amounts then held with respect to such line item.

     5. After giving effect to the requested disbursement from the Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, and, in the event any Advance Disbursements have been made and have not otherwise been documented as required, such Advance Disbursement from the Construction Disbursement Account, there are sufficient Available Funds to pay for the anticipated costs described in paragraph 4 above (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget, and the Company does not believe that any other expenses will need to be paid or incurred by the Company in order to cause the Isle-Black Hawk to be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens, prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, the Isle-Black Hawk will be completed prior to the Hotel Substantial Completion Date).

     6. Immediately prior and upon giving effect to this Request, there is no and will not be any Event of Default or any event, omission or failure of a condition which would constitute an Event of Default after notice or lapse of time or both.

     7. [HARD COSTS ONLY:] As of the date hereof, the Company has submitted to the Independent Construction Consultant all Plans applicable to the Disbursement requested herein which, as of the date hereof, constitute Final Plans. The construction performed as of the date hereof is in accordance with the Plans for the Isle-Black Hawk and the disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials, and/or the invoices submitted, as applicable. Further, all disbursements requested under this Disbursement Request are for the payment of Construction Expenses incurred for work consistent with Plans which the Company reasonably believes ultimately will become Final Plans and which will permit the Company to complete construction of the Isle-Black Hawk prior to the Operating Deadline (without giving effect to the construction of the hotel, and if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens.

     8. All Disbursements previously requested by the Company and made by the Disbursement Agent into the Disbursed Funds Account (other than Advance Disbursements permitted to be outstanding under the Disbursement Agreement) have been disbursed by the Company in substantially the manner certified by the Company in the applicable Construction Disbursement Request .

     9. This Disbursement Request, as well as the Disbursement requested, is, and such Disbursement will be used, in compliance with the Disbursement Agreement.

     10. The Company has previously delivered to the Independent Construction Consultant copies of all Contracts to which the Company is a party for the Isle-Black Hawk with payment obligations of at least Thirty Thousand Dollars ($30,000) and, with respect to each such Contract: (i) a consent to collateral assignments in the form attached hereto as EXHIBIT H signed by the third-party
                                           ---------
Contractor under each such Contract; and (ii) copies of such performance and/or payment bonds (naming the Company and the Trustee as additional insureds), if any, as the Company may require to be provided to the Company pursuant to any Contract. Each such bond continues to be enforceable and has not been terminated or canceled.

     11. [FOR DISBURSEMENTS IMMEDIATELY FOLLOWING COMPLETION OF ANY FOUNDATION FOR ANY BUILDING WITHIN THE ISLE-BLACK HAWK:] The Company shall have delivered to the Independent Construction Consultant, on a building-by-building basis, a foundation endorsement from the Title Company insuring that the foundations for each building within the Isle-Black Hawk are constructed wholly within the boundaries of the Property then owned in fee simple by the Company and does not encroach on any easements or violate any covenants, conditions or restrictions of record.

     12. Immediately after such disbursement, no more than One Million Five Hundred Thousand Dollars ($1,500,000) of disbursements for Soft Costs shall be in the Disbursement Funds Account.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

     Attached to this Disbursement Request are certificate(s) for the Hard Costs, if any.


ISLE OF CAPRI BLACK HAWK L.L.C.,
a Colorado limited liability company

By:_______________________________
Name:_____________________________
Title:____________________________


By:_______________________________
Name:_____________________________
Title:____________________________

Received and Reviewed:
----------------------


CRSS CONSTRUCTORS, INC.,
as Independent Construction Consultant


By:_______________________________
Name:_____________________________
Title:____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                           SCHEDULE 1 TO EXHIBIT E-1

        PROJECT COST SCHEDULE FOR DISBURSEMENT REQUEST AND CERTIFICATE
        --------------------------------------------------------------


                               [To be attached.]

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                           EXHIBIT 1 TO EXHIBIT E-1

        FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT FOR

                DISBURSEMENT REQUEST FOR CONSTRUCTION EXPENSES
                ----------------------------------------------


                                    [Date]



IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

     Re: Disbursement Request No. __________ Under Cash Collateral and Disbursement
          Agreement of Isle of Capri Black Hawk L.L.C.
          --------------------------------------------

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the above-referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of August __, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), is a party. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Disbursement Agreement.

     2. The Independent Construction Consultant has received from the Company all Plans applicable to the Disbursement requested pursuant to the Disbursement Request and, in the Independent Construction Consultant's professional opinion, the construction performed as of the date hereof is in accordance with the Plans and the disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials, and/or invoices submitted, as applicable. Further, all disbursements requested under this Disbursement Request that are for the payment of Hard Costs have been incurred for work consistent with Plans, which will permit the Company to complete construction of the Isle-Black Hawk prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens.

     3. The Independent Construction Consultant has reviewed all disbursements made from the Construction Disbursement Account and compared the invoices or other documentation supporting the disbursements with the Construction Disbursement Budget category and confirms that the total disbursements to date in such category do not exceed the budgeted amount for such category.

     4. The Independent Construction Consultant does not dispute the appropriateness of any item or items the value of which exceeds Thirty Thousand Dollars ($30,000) funded with the proceeds of a previous Construction Disbursement Request.

     5. The Construction Disbursement Budget accurately sets forth the anticipated costs of completion of the Isle-Black Hawk through the date that the Isle-Black Hawk is Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, the Isle-Black Hawk is completed prior to the Hotel Substantial Completion Date), subject only to Permitted Liens.

     6. After giving effect to the requested disbursement from the Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, there are sufficient Available Funds to pay for the anticipated costs to complete construction of the Isle-Black Hawk (and component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget, and the Independent Construction Consultant is not aware of any other expenses that will be needed to be paid or incurred by the Company in order to cause the Isle-Black Hawk to be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens. The Independent Construction Consultant believes that the Isle-Black Hawk will be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, the Isle-Black Hawk will be completed prior to the Hotel Substantial Completion Date).

     7. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Isle-Black Hawk within the previous four weeks of the date of this certificate.

     8. [FOR THE FINAL DISBURSEMENT ONLY:] The Isle-Black Hawk is complete in accordance with the Final Plans, and (ii) there are no material errors, inaccuracies, misstatements or omissions of fact in the Completion Disbursement Request or any exhibit or attachment thereto. The Isle-Black Hawk has been Operating for at least the previous thirty (30) days and, in the event the Company exercised the Hotel Option, the hotel was completed more than thirty
(30) days prior to the date hereof, in either event (to our knowledge), subject only to Permitted Liens. To our actual knowledge, (i) immediately prior to and after giving effect to this requested disbursement, there is not and will not be any Defaults or Events of Default, and (ii) there are no material errors, inaccuracies, misstatements or omissions of fact in the Completion Disbursement Request or any exhibit or attachment thereto. There is no ongoing construction in connection with the Isle-Black Hawk, including, in connection with the hotel if the Company exercised the Hotel Option.

     9. [FOR HARD COSTS ONLY] The Independent Construction Consultant has received (a) duly executed conditional lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials relating to the Isle-Black Hawk (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all Disbursements identified on the Disbursement Request, and (b) duly executed acknowledgments of payment and unconditional (except as to Retainage Amounts) lien releases, in form and substance satisfactory to Independent Construction Consultant, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as Independent Construction Consultant determines to have been reasonably withheld).

     10. The Independent Construction Consultant has previously received from the Company copies of all Contracts to which the Company is a party for the Isle-Black Hawk with payment obligations of at least Thirty Thousand Dollars ($30,000) and, with respect to each such Contract: (i) a consent to collateral assignments in the form attached hereto as EXHIBIT H signed by the third-party
                                           ---------
Contractor under each such Contract; and (ii) copies of such performance and/or payment bonds (naming the Company and the Trustee as additional insureds), if any, as the Company may require to be provided to the Company pursuant to any Contract. To the knowledge of the Independent Construction Consultant, each such bond continues to be enforceable and has not been terminated or canceled.

     11. The Independent Construction Consultant has reviewed (a) all disbursements made from the Construction Disbursement Account in excess of $100,000 and (b) a sampling of at least 20% of those disbursements from the Construction Disbursement Account individually less than $100,000, and comparison of the documentation supporting disbursements with the Construction Budget category to confirm that the total disbursements to date, in such category do not exceed the budgeted amount for such category.

     12. [FOR DISBURSEMENTS IMMEDIATELY FOLLOWING COMPLETION OF ANY FOUNDATION FOR ANY BUILDING WITHIN THE ISLE-BLACK HAWK:] The Independent Construction Consultant shall have received a copy of a foundation endorsement, on a building by building basis, from the Title Company insuring that the foundations for each building within the Isle-Black Hawk are constructed wholly within the boundaries of the Property then owned in fee simple by the Company and that such foundation(s) does not encroach on any easements or violate any covenants, conditions or restrictions of record.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

CRSS CONSTRUCTORS, INC.,
 as Independent Construction Consultant



By:_______________________________
Name:_____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                           EXHIBIT 2 TO EXHIBIT E-1

                 FORM OF CERTIFICATE OF GENERAL CONTRACTOR FOR

                DISBURSEMENT REQUEST FOR CONSTRUCTION EXPENSES
                ----------------------------------------------


                                    [Date]



IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

CRSS Constructors, Inc.,
 as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO 80202

Re: Disbursement Request No. __________ Under Cash Collateral and Disbursement Agreement of Isle of Capri Black Hawk L.L.C.
     --------------------------------------------

Ladies and Gentlemen:

     Haselden Construction, Inc. (the "GENERAL CONTRACTOR") hereby certifies as follows:

     1. The General Contractor has reviewed the above referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY") is a party, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

     2. The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 1, 3, 4, 5 and 7 of the above-referenced Disbursement Request.

     3. The General Contractor hereby certifies that, to the best of its knowledge, the Isle-Black Hawk may be constructed in accordance with its Construction Disbursement Budget presently in effect.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.


HASELDEN CONSTRUCTION, INC.

By:_______________________________
Name:_____________________________
Title:____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                  EXHIBIT E-2

             FORM OF ADVANCE DISBURSEMENT REQUEST AND CERTIFICATE
             ----------------------------------------------------


                                    [Date]



IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

CRSS Constructors, Inc.,
 as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO  80202

     Re: Advance Disbursement Request No. __________ Under Cash Collateral and Disbursement Agreement
          Amount Requested:  $
          --------------------

Ladies and Gentlemen:

     Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), hereby submits this Advance Disbursement Request and Certificate (the "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which each of you is a party. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Disbursement Agreement.

          The Company hereby requests that the Disbursement Agent make a disbursement of $_________ [aggregate Advance Disbursements not to exceed $1,500,000] from the Construction Disbursement Account to the Disbursed Fund Account.

          The Company hereby represents, warrants and certifies that (a) amounts disbursed pursuant to this Disbursement Request shall be used solely for the following purposes: ______________, (b) prior to and after giving effect to this disbursement, there is and there will be no Default or Event of Default, and (c) the amount of the requested Disbursement hereunder, together with Advance Disbursements previously made to the Company which have not otherwise been documented as required in the Disbursement Agreement for other disbursements, do not exceed the amount of One Million Five Hundred Thousand Dollars ($1,500,000).

          The Construction Disbursement Budget presently in effect for the Isle-Black Hawk is dated _____________ and includes all amendments through Construction Disbursement Budget Amendment No.

_____. Said Construction Disbursement Budget accurately sets forth the anticipated costs to complete the Isle-Black Hawk construction through the date that the Isle-Black Hawk is Operating (without giving effect to the hotel, and, in the event the Company has exercised the Hotel Option, the Hotel Substantial Completion Date), subject only to Permitted Liens. The total payments by the Company with respect to each line item component described on the Construction Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested disbursements shall not exceed the amount budgeted on the Construction Budget for such line item. Further, to the extent the work or payment required in connection with any line item has not yet been completed, there is no reason to believe that the estimated cost to complete such work or payment will exceed the difference between: (i) the amount budgeted for such line item on the Construction Budget; and (ii) the sum of (A) the total payments theretofore disbursed from the Disbursed Funds Accounts with respect to such line item and (B) any Retainage Amounts then held with respect to such line item.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the disbursement.

ISLE OF CAPRI BLACK HAWK L.L.C.,
 a Colorado limited liability company


By:_______________________________
Name:_____________________________
Title:____________________________


By:_______________________________
Name:_____________________________
Title:____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                           EXHIBIT 1 TO EXHIBIT E-2

        FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT FOR

            ADVANCE DISBURSEMENT REQUEST FOR CONSTRUCTION EXPENSES
            ------------------------------------------------------


                                    [Date]



IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

     Re: Advance Disbursement Request No. __________ Under Cash Collateral and Disbursement
          Agreement of Isle of Capri Black Hawk L.L.C.
          --------------------------------------------

Ladies and Gentlemen:

     The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the above-referenced Advance Disbursement Request and the Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), is a party. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Disbursement Agreement.

     2. The Independent Construction Consultant has no actual knowledge (from the facts set forth in any Disbursement Request or any certificate, exhibit or attachment attached thereto or any other notice) that a Default or an Event of Default under the Indenture or this Agreement exists and is continuing. The Independent Construction Consultant has no actual knowledge of any material errors, misstatements or omissions of fact in the Advance Disbursement Request or any certificate, exhibit or attachment thereto, or information otherwise provided by the Company.

     3. The Construction Disbursement Budget accurately sets forth the anticipated costs of completion of the Isle-Black Hawk through the date that the Isle-Black Hawk is Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, the Isle-Black Hawk is completed prior to the Hotel Substantial Completion Date), subject only to Permitted Liens.

     4. After giving effect to the requested disbursement from the Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, there are sufficient Available Funds to pay for the anticipated costs to complete construction of the Isle-Black Hawk (and component parts thereof) in accordance with the aggregate amounts (and line items set forth in the Construction Disbursement Budget), and the Independent Construction Consultant is not aware of any other expenses that will be needed to be paid or incurred by the Company in order to cause the Isle-Black Hawk to be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion
Date), subject only to Permitted Liens.

     5. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Isle-Black Hawk within the previous four weeks of the date of this certificate.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

CRSS CONSTRUCTORS, INC.,
 as Independent Construction Consultant



By:_______________________________
Name:_____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT F

        FORM OF CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT CERTIFICATE
        --------------------------------------------------------------

                                    [Date]

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

CRSS Constructors, Inc.,
 as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO 80202

     Re: Isle of Capri Black Hawk L.L.C. Amendment No. ___________ to Construction Disbursement Budget for the Isle-Black Hawk
          -----------------------------------------------------------

Ladies and Gentlemen:

     Isle of Capri Black Hawk L.L.C., a Colorado limited liability company ("THE COMPANY"), requests that the Construction Disbursement Budget for the Isle-Black Hawk (the "CONSTRUCTION DISBURSEMENT BUDGET") be amended as set forth on
SCHEDULE 1 to this certificate.  This certificate is delivered pursuant to that
----------
certain Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Disbursement Agreement. In connection with the requested Construction Disbursement Budget amendment, the Company hereby represents, warrants and certifies as follows:

     1.   The proposed amendment is set forth in SCHEDULE 1 hereto.  The
                                                 ----------
          proposed amendment is reasonably necessary or desirable in order to complete the work represented by any line item or line items in the Construction Disbursement Budget and will not result in a material lessening of the scope or quality of the work constituting the design or construction of the Isle-Black Hawk.

     2. The following circumstances resulted in the reasonable necessity or desirability of the proposed amendment:
          ___________________________________________________________
          ___________________________________________________________

          ___________________________________________________________

     [3. [FOR REQUESTED AMENDMENTS OTHER THAN AS A RESULT OF THE EXERCISE OF THE HOTEL OPTION]. The circumstances described in paragraph 2 above were not reasonably anticipated by the Company in preparing the Initial Construction Disbursement Budget, and if the Initial Construction Budget has been previously amended, as of the date of the last such amendment for the following reasons:

          ___________________________________________________________
          ___________________________________________________________
          ___________________________________________________________

     [3. [FOR REQUESTED AMENDMENTS AS A RESULT OF THE EXERCISE OF THE HOTEL OPTION]. Upon exercise of the Hotel Option there will be sufficient funds to complete the hotel by the Hotel Substantial Completion Date because:

          ___________________________________________________________
          ___________________________________________________________
          ___________________________________________________________

     4. The Construction Disbursement Budget in effect immediately prior to the proposed amendment is attached to this Construction Disbursement Budget Amendment Certificate as SCHEDULE 2, and the Construction
                                          ----------
          Disbursement Budget which will be in effect upon effectiveness of the proposed amendment is attached to this Construction Disbursement Budget Amendment as SCHEDULE 3.
                              ----------

     5. Immediately following the proposed amendment: (i) the Construction Disbursement Budget will include all costs to be incurred in causing the Isle-Black Hawk to be Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date), subject only to Permitted Liens; (ii) the funds in the Construction Disbursement Account (and, if the Company exercises the Hotel Option, the Completion Reserve Account) will be sufficient to cause the Isle-Black Hawk to be Operating (and if the Company exercises the Hotel Option, the hotel to be completed) (and, in each case, the component parts hereof), subject only to Permitted Liens, in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget, and (iii) the Construction Disbursement Budget will continue to reasonably establish the line item components of the work required to be undertaken in order to complete construction of the Isle-Black Hawk, and will continue to reasonably establish the cost of completing each line item component of such work.

     6. After giving effect to the proposed amendment, the Construction Disbursement Budget accurately sets for the anticipated Construction Expenses through completion of the construction of the Isle-Black Hawk and the various line item components thereof identified on the Construction Disbursement Budget, all within the line item allocations established for those components set forth in the Construction Disbursement Budget.

     7. [IF ANY LINE ITEM ON THE CONSTRUCTION DISBURSEMENT BUDGET IS REDUCED:] The Company reasonably expects that the work represented by the line item entitled ______________ will be completed for a total cost of $________, which amount is less than $___________ [should correspond to $ amount set forth in the Construction Disbursement Budget prior to proposed amendment] and such savings will be reallocated, pursuant to the amendment, to another line item.

     8. The construction performed as of the date hereof is in accordance with the Plans. The undersigned have no reason to believe that the date on which the Isle-Black Hawk will become Operating will not occur on or prior to its Operating Deadline (and, if the Company exercises the Hotel Option, the hotel will not be completed prior to the Hotel Substantial Completion Date).

     9. Immediately prior to and upon giving effect to the Construction Disbursement Budget Amendment, there is and will be no Default or Event of Default.

     The undersigned certifies that the Construction Disbursement Budget Amendment contemplated hereby is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent and the Independent Construction Consultant are entitled to rely on the foregoing.

     Attached to this Construction Disbursement Budget Amendment Certificate are certificates from the Independent Construction Consultant and (if, and to the extent, such amendment related to Hard Costs) the General Contractor.


ISLE OF CAPRI BLACK HAWK L.L.C.,
 a Colorado limited liability company



By:______________________________
Name:____________________________
Title:___________________________


By:______________________________
Name:____________________________
Title:___________________________

Received and Reviewed:
----------------------

CASINO AMERICA, INC.,


By:_____________________________________
Name:___________________________________
Title:__________________________________


CRSS CONSTRUCTORS, INC.,
 as Independent Construction Consultant


By: ____________________________________
Name: __________________________________
Title: _________________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 1 TO EXHIBIT F

              PROPOSED CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT
              ---------------------------------------------------

Amendment No. __ to Construction Disbursement Budget.

I.  INCREASES TO LINE ITEMS:

The Following Line Item Is Increased:    _______________________________

Old Amount of Line Item:                 ________________________________

Amount of Increase:                      ________________________________

New Total For Line Item:                 ________________________________

Source of Funds For Increase:

     Source                           Amount
     ------                           ------
     Realized Savings               _______________/1/
     Additional Revenue             _______________
     Allocation of Funds from
       Completion Reserve Account   _______________
          Total                     _______________

II.  DECREASES TO LINE ITEMS:

The Following Line Item Is
Decreased:                               ________________________________

Old Amount of Line Item:                 ________________________________

Amount of Decrease:                      ________________________________

New Amount of Line Item:                 ________________________________


____________________

/1/ Source and documentation (e.g., receipts for purchased goods or invoices for services) for Realized Savings are attached.

Reason For Decrease of Line Item:

      Source                         Amount
      ------                         ------

      Realized Savings            _______________/1/


III.   NEW CONSTRUCTION DISBURSEMENT BUDGET TOTALS

          a.   The total Construction Disbursement Budget for the
               Isle-Black Hawk is now:                   $_____________
          b.   The amount disbursed to date for the
               Isle-Black Hawk is:                       $_____________
          c.   Remaining amounts to be spent:            $_____________
          d.   Available Funds for the Isle-Black Hawk:  $_____________/1/

________________________
/1/

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 2 TO EXHIBIT F

                 EXISTING CONSTRUCTION DISBURSEMENT BUDGET/1/
                 --------------------------------------------

[To be attached.]


_______________
/1/  (or portion thereof being amended)

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 3 TO EXHIBIT F

               PROPOSED REVISED CONSTRUCTION DISBURSEMENT BUDGET
               -------------------------------------------------

[To be attached.]

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 TO EXHIBIT F

          FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT

                  CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT
                  ------------------------------------------

                                    [Date]

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

     Re: Construction Disbursement Budget Amendment Certificate dated ________________,
          199_ of Isle of Capri Black Hawk L.L.C., a Colorado limited liability
          ---------------------------------------------------------------------
          company
          -------

Ladies and Gentlemen:

     CRSS Constructors, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT"), hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the above-referenced Construction Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT") to which Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), is a party. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

     2. Pursuant to its duties under the Disbursement Agreement, the Independent Construction Consultant has inspected the Isle-Black Hawk within the previous four weeks of the date of this certificate.

     3. The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications contained in the above-referenced Construction Disbursement Budget Amendment Certificate.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.

CRSS CONSTRUCTORS, INC.,
 as Independent Construction Consultant


By: ________________________________
Name: ______________________________
Title: _____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 TO EXHIBIT F

                   FORM OF CERTIFICATE OF GENERAL CONTRACTOR

                  CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT
                  ------------------------------------------

                                    [Date]

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

CRSS Constructors, Inc.,
 as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO  80202

     Re: Construction Disbursement Budget Amendment Certificate dated ________________,
          199_ of Isle of Capri Black Hawk L.L.C., a Colorado limited liability
          ---------------------------------------------------------------------
          company
          -------

Ladies and Gentlemen:

     The undersigned (the "GENERAL CONTRACTOR") hereby certifies as follows:

     1. The General Contractor has reviewed the above referenced Construction Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which Isle of Capri Black Hawk L.L.C., a Colorado limited liability company (the "COMPANY"), is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Disbursement Budget Amendment Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

     2. The General Contractor hereby certifies and confirms, with respect to that portion of the amendment relating to its Hard Costs, the accuracy of the certifications in the above-referenced Construction Disbursement Budget Amendment Certificate.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent and the Independent Construction Consultant are entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.

HASELDEN CONSTRUCTION, INC.

By: ________________________________
Name: ______________________________
Title: _____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT G

                    FORM OF CONTRACT AMENDMENT CERTIFICATE
                    --------------------------------------

                                    [Date]

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

CRSS Constructors, Inc.,
 as Independent Construction Consultant
1670 Broadway, Suite 3200
Denver, CO  80202

     Re: Isle of Capri Black Hawk L.L.C. Amendment No. ___ to Contract dated ________ (the "CONTRACT"), between Isle of Capri Black Hawk, L.L.C., a Colorado limited limited liability company (the "COMPANY"), and _____
                           -----------------------------------------------------
          ___ ("CONTRACTOR")
          -----------------

Ladies and Gentlemen:

     The Company requests that the above-referenced Contract be amended as set forth on SCHEDULE 1 to this certificate. This certificate is delivered pursuant
         ----------
to that certain Cash Collateral and Disbursement Agreement dated as of August __, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Disbursement Agreement. In connection with the requested Contract amendment, the Company hereby represents, warrants and certifies as follows:

     1.   The proposed amendment is attached as SCHEDULE 1 hereto.  The
                                                ----------
amendment is reasonably necessary or desirable in order to complete the development, construction, equipping and operation of the Isle-Black Hawk so that it is Operating prior to the Operating Deadline (without giving effect to the construction of the hotel, and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date).

     2. The following circumstances resulted in the necessity or desirability of the proposed amendment:

          __________________________________

          __________________________________

          __________________________________

     3. After giving effect to such amendment (and any related amendment to the Construction Disbursement Budget for the Isle-Black Hawk):

          (a) Such Construction Disbursement Budget will continue to call for construction of improvements constituting the Isle-Black Hawk;

          (b) The amendment will not materially affect the scope, quality or value of the Isle-Black Hawk for the following reasons:

          __________________________________

          __________________________________

          __________________________________

          (c) The Company will continue to be able to complete the work within the line items pertaining to the Contract: (i) in a timely manner so as to permit the date on which the Isle-Black Hawk becomes Operating to occur on or prior to the Operating Deadline (and, if the Company exercises the Hotel Option, prior to the Hotel Substantial Completion Date); and (ii) within the aggregate amounts specified for the line items on its Construction Disbursement Budget.

     4. After giving effect to the proposed amendment (and any related amendment to the Construction Disbursement Budget), the Construction Disbursement Budget accurately sets forth the anticipated Construction Expenses through completion of the construction of the Isle-Black Hawk and the various components of the Isle-Black Hawk, all within the line item allocations established for those components set forth in the Construction Disbursement Budget.

     5. Prior to and after giving effect to the amendment, there is and will be no Default or Event of Default.

     The undersigned certifies that this Contract Amendment Certificate is authorized hereby is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

     The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent and the Independent Construction Consultant is entitled to rely on the foregoing.

     Attached to this Contract Amendment Certificate is a certificate from the Independent Construction Consultant [FOR CONTRACTS RELATING TO HARD COSTS ONLY:] and a certificate from the General Contractor.

ISLE OF CAPRI BLACK HAWK L.L.C.,
a Colorado limited liability company


By: _______________________________
Name: _____________________________
Title: ____________________________



By: _______________________________
Name: _____________________________
Title: ____________________________

Received and Reviewed:
----------------------

CASINO AMERICA, INC.


By: _______________________________
Name: _____________________________
Title: ____________________________


CRSS CONSTRUCTORS, INC., as
Independent Construction Consultant


By: ________________________________
Name: ______________________________
Title: _____________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            SCHEDULE 1 TO EXHIBIT G

                      COPY OF EXECUTED CONTRACT AMENDMENT
                      -----------------------------------


[To be attached.]

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 1 TO EXHIBIT G

          FORM OF CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
          ----------------------------------------------------------

                              CONTRACT AMENDMENT
                              ------------------

                                    [Date]

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004


     Re: Amendment No. ___ to Contract dated __________ (the "CONTRACT") between Isle of Capri Black Hawk L.L.C., a Colorado limited liability company and _____________________ ("CONTRACTOR")
                  ----------------------------------------

Ladies and Gentlemen:

     CRSS Constructors, Inc., the "INDEPENDENT CONSTRUCTION CONSULTANT"), hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the above referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which the Company is a party. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

     2. The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate.

          The foregoing representations, warranties and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.

CRSS CONSTRUCTORS, INC.,
 as Independent Construction Consultant


By: ___________________________________
Name: _________________________________
Title: ________________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                            EXHIBIT 2 TO EXHIBIT G

                   FORM OF CERTIFICATE OF GENERAL CONTRACTOR
                   -----------------------------------------

                              CONTRACT AMENDMENT
                              ------------------

                                    [Date]

IBJ Schroder Bank & Trust Company,
 as Disbursement Agent
One State Street
New York, NY  10004

     Re: Amendment No. ___ to Contract dated __________ (the "CONTRACT") between Isle of Capri Black Hawk L.L.C., a Colorado limited liability company, and _____________________ ("CONTRACTOR")
                   ----------------------------------------

Ladies and Gentlemen:

     The undersigned (the "GENERAL CONTRACTOR") hereby certifies as follows:

     1. The General Contractor has reviewed the above-referenced Contract, as well the above referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated as of August 20, 1997 (as amended, supplemented or otherwise modified from time to time, the "DISBURSEMENT AGREEMENT"), to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

     2. The General Contractor hereby certifies and confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate, as such certifications relate to the Construction Contract costs.

          The foregoing representations, warranties and certifications are true, complete and correct and the Independent Construction Consultant and the Disbursement Agent are entitled to rely on the foregoing relative to the amendment to the Contract.

HASELDEN CONSTRUCTION  , INC.

By: _________________________________
Name: _______________________________
Title: ______________________________

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                   EXHIBIT H

             FORM OF CONSENT TO COLLATERAL ASSIGNMENT OF CONTRACT
             ----------------------------------------------------



                                 SEE ATTACHED

                   CASH COLLATERAL AND DISBURSEMENT ACCOUNT

                                   EXHIBIT I

                        FORM OF PRO FORMA TITLE POLICY
                        ------------------------------


                                 SEE ATTACHED

                                      I-1